SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane K. Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2021
Date of reporting period: November 30, 2021

Explanatory Note

This amended filing is intended to correct a scrivenor's error on page 60 of the Sextant Mutual Funds' Annual Report which was mistakenly labeled as "unaudited" in the original filing.

Item 1. Annual Report.

Fund	Ticker	Share Class
Short-Term Bond	STBFX	
Bond Income	SBIFX	
Core	SCORX	
Global High Income	SGHIX	
Growth	SSGFX	Investor Shares
	SGZFX	Z Shares
International	SSIFX	Investor Shares
	SIFZX	Z Shares

SEXTANT
MUTUAL FUNDS

Annual Report

November 30, 2021

Performance Summary (as of December 31, 2021)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-1.10%	2.08%	1.56%	1.24%	2.11%	0.90%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	-0.45%	2.28%	1.84%	1.36%	2.23%		n/a

Sextant Bond Income Fund (SBIFX)	-2.39%	5.41%	4.01%	3.26%	4.14%	0.63%	0.48%

FTSE US Broad Investment-Grade Bond Index	-1.60%	4.89%	3.63%	2.92%	4.16%		n/a

Sextant Core Fund (SCORX)	12.11%	14.08%	10.16%	7.25%	n/a		0.88%

Dow Jones Moderate US Portfolio Index	9.40%	13.34%	9.70%	8.52%	6.59%		n/a

Sextant Global High Income Fund (SGHIX)	10.60%	6.24%	6.46%	n/a	n/a	0.70%	0.55%

S&P Global 1200 Index	21.55%	21.65%	15.40%	13.09%	7.98%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	22.99%	29.83%	21.88%	16.00%	10.44%		1.05%

Sextant Growth Fund Z Shares (SGZFX)	23.31%	30.17%	n/a	n/a	n/a		0.82%

S&P 500 Index	28.71%	26.04%	18.45%	16.53%	10.65%		n/a

Sextant International Fund Investor Shares (SSIFX)	17.51%	19.71%	15.64%	8.88%	6.32%		0.83%

Sextant International Fund Z Shares (SIFZX)	17.64%	19.94%	n/a	n/a	n/a		0.63%

MSCI EAFE Index	11.78%	14.06%	10.06%	8.53%	4.08%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 47 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment-grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2021	Annual Report

(unaudited)
Fellow Shareowners:	January 12, 2021

Equity securities markets appreciated sharply during the fiscal year ended November 30, 2021, with the S&P 500 Index returning 27.92% and the Dow Jones Moderate Portfolio Index rising 10.56%. Foreign markets posted similar positive returns during the period, with the MSCI EAFE Index rising 11.28% and the S&P Global 1200 Index rising 21.59%. Fixed-income markets faced challenges, with some indices falling into negative territory; the FTSE USBIG Bond Index lost -1.14% and the shorter-term FTSE USBIG Government/Corporate 1-3 Year Index fell -0.17%.

The Sextant Funds performed respectably compared to these indices. For the fiscal year ended November 30, 2021, Sextant Growth Fund Investor Shares gained 23.48%, trailing the S&P 500. Both Sextant Core Fund and Sextant International Fund Investor Shares outperformed their benchmarks for the period, gaining 10.95% and 20.16% respectively. Sextant Global High Income Fund gained 9.87%, while Sextant Bond Income Fund fell -2.19%, and Sextant Short-Term Bond Fund fell -0.88%.

The Sextant Funds provide essential building blocks for diversified portfolios.

The Sextant Funds offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term and long-term fixed-income options. This array of portfolios serves our investors in both bull and bear markets by providing basic elements to build a low-expense, balanced investment program emphasizing a value approach to investing.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.50% to 0.92%. Saturna Capital helped by capping expenses for the Sextant Short-Term, Sextant Bond Income, and Sextant Global High Income Funds. Overall assets of the Funds were $197 million as of November 30, 2021.

Rose-Tinted Glasses in Developed Markets

Developed equity markets seemed to defy logic this year. Supply chain disruptions, a new variant of the coronavirus, inflation spiking, and significant environmental catastrophes seem at odds with such an ebullient result. We caution that such outsized returns are not likely to repeat, especially as the Federal Reserve pulls the various levers at its command including ending stimulus programs and signaling rate increases.

Annual Report	November 30, 2021	3

(unaudited)

At year end market observers offer their expectations for the coming year. We have little insight into inflation and interest rates in 2022. The removal of fiscal and monetary stimulus implies tightening conditions in 2022. Regardless, we feel confident about growth, with one caveat. While the Delta and Omicron variants have pushed US COVID infections to record highs, the milder illness from Omicron, as well as its transmissibility, imply a short spike. Infections are soaring, but experience elsewhere indicates the surge could quickly fade. The bigger risk is a disruption of Chinese economic activity. China has employed a zero-tolerance COVID strategy. The transmissibility of Omicron, travel during Chinese New Year, hosting the Winter Olympics, and weak protection from domestic vaccines mean that China may lock down wide swaths of its territory. That would affect global economic activity, inflation expectations, and the interest rate outlook in the short term. Longer term we may see an acceleration in de-globalization, affecting investment, margins, and profitability.

We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. We will continue to hold the wheel, actively charting a course through turbulent waters. We thank you for your continued investment with us.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Sextant Bond Income Fund Portfolio Manager Sextant Short-Term Bond Fund Deputy Portfolio Manager

(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Sextant International Fund Portfolio Manager Sextant Growth Fund Deputy Portfolio Manager	(photo omitted)	Levi Stewart Zurbrugg MBA, CPA® Sextant Short-Term Bond Fund Portfolio Manager

(photo omitted)	Bryce Fegley MS, CFA®, CIPM® Sextant Global High Income Fund Sextant Core Fund Portfolio Manager Sextant Bond Income Fund Deputy Portfolio Manager	(photo omitted)	Chris Lang CFA® Sextant International Fund Deputy Portfolio Manager

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Global High Income Fund Deputy Portfolio Manager

4	November 30, 2021	Annual Report

Performance Summary (as of November 30, 2021)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-0.88%	2.38%	1.65%	1.26%	2.11%	0.90%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	-0.17%	2.60%	1.89%	1.39%	2.24%		n/a

Sextant Bond Income Fund (SBIFX)	-2.19%	6.06%	4.14%	3.41%	4.09%	0.63%	0.48%

FTSE US Broad Investment-Grade Bond Index	-1.14%	5.64%	3.72%	3.07%	4.14%		n/a

Sextant Core Fund (SCORX)	10.95%	11.26%	9.68%	6.99%	n/a	0.88%

Dow Jones Moderate US Portfolio Index	10.56%	11.03%	9.43%	8.33%	6.47%		n/a

Sextant Global High Income Fund (SGHIX)	9.87%	4.31%	5.95%	n/a	n/a	0.70%	0.55%

S&P Global 1200 Index	21.59%	16.92%	14.96%	12.61%	7.82%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	23.48%	24.89%	21.30%	15.62%	10.21%	1.05%

Sextant Growth Fund Z Shares (SGZFX)	23.76%	25.21%	n/a	n/a	n/a	0.82%

S&P 500 Index	27.92%	20.36%	17.89%	16.15%	10.43%		n/a

Sextant International Fund Investor Shares (SSIFX)	20.16%	16.19%	15.11%	8.25%	6.21%	0.83%	0.82%

Sextant International Fund Z Shares (SIFZX)	20.42%	16.46%	n/a	n/a	n/a	0.63%

MSCI EAFE Index	11.28%	10.34%	9.71%	7.89%	3.95%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

Annual Report	November 30, 2021	5

Sextant Short-Term Bond Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	-0.88%	1.65%	1.26%	0.90%

FTSE USBIG Govt/Corp 1-3 Year Index	-0.17%	1.89%	1.39%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2011, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,334 versus $11,484 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (2.50% due 08/15/2023)	6.5%

United States Treasury Note (2.625% due 12/31/2025)	5.8%

McCormick & Co. (2.70% due 08/15/2022)	4.2%

United States Treasury Note (2.875% due 04/30/2025)	3.6%

Exelon Generation (3.25% due 06/01/2025)	3.5%

Gilead Sciences (2.50% due 09/01/2023)	3.4%

Qualcomm (2.60% due 01/30/2023)	3.4%

Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.4%

3M (2.00% due 06/26/2022)	3.4%

Microsoft (2.375% due 05/01/2023)	3.4%

Portfolio Diversification

% of Total Net Assets

Consumer Staples	19.2%	∎
Government Bonds	18.1%	∎
Utilities	11.1%	∎
Technology	10.3%	∎
Financials	8.5%	∎
Materials	7.5%	∎
Industrials	6.8%	∎
Health Care	6.2%	∎
Consumer Discretionary	5.8%	∎
Other Assets (net of liabilities)	6.5%	∎

6	November 30, 2021	Annual Report

Sextant Short-Term Bond Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

For the fiscal year ended November 30, 2021, the Sextant Short-Term Bond Fund returned -0.88%. The Fund’s return trailed the FTSE US BIG Government/Corporate 1-3 Year Bond benchmark of -0.17%. The Fund also trailed the average return of its Morningstar Short-Term Bond category peer group at 0.43%. For the five-year period ended November 30, 2021, the Fund provided an annualized total return of 1.65% versus 1.89% for the benchmark. Over the last fiscal year, the Fund’s share price fell from $5.17 to $5.07. The Fund’s 30-day yield for November was 0.437%, and its unsubsidized 30-day yield was 0.437% as well. Reflecting Saturna Capital’s subsidies to cap operating expenses, the Fund’s effective expense ratio was reduced from 0.90% to 0.60%.

Factors Affecting Past Performance

2021 began with a shock to bond markets. Yields steadily increased through the second half of 2020, then jumped in the first quarter of 2021, leading to the worst quarter for US Treasurys in 40 years. After closing at 0.36% on December 31, 2020, the five-year US Treasury yield jumped to 0.94% by March 31, 2021. This rapid move in Treasurys came at an inopportune time, as the Short-Term Bond Fund had received its largest monthly investment inflow in a decade in December 2020. Deploying these new funds largely prior to the rate shock in February meant the bulk of the Fund’s weak performance for the year was concentrated in the first quarter. Between December 31, 2020, and March 31, 2021, the Short-Term Bond Fund returned -0.85% compared to the benchmark’s -0.03% return.

With increased inflation expectations signaling the potential for further shocks, we lowered the Fund’s duration. On March 31, the Fund’s duration was 2.41; by November 30, it was 2.21. During this same period, rates on the two-year US Treasury rose 41 basis points (bps) while rates on the three-year US Treasury rose 50 bps, leading the Fund’s position in the 2.50% 08/15/2023 Treasury to outperform the 2.25% 10/31/2024 Treasury position.

In addition to timing and duration, the Fund’s performance was driven by its position in high-quality credit. As of November 30, 2021, the Fund’s holdings averaged an A credit rating, whereas its Morningstar peer group had a BBB average. During the fiscal year, the ICE BofA US Corporate Index for A-rated credits returned -0.80%, while the ICE BofA US Corporate Index for BBB-rated credits returned 1.00%.

Looking Forward

In the 2020 annual report we highlighted the risk of heightened inflation and the rise of so-called zombie companies. While the risk of inflation came to bear with the US Consumer Price Index growing at its fastest pace in over 30 years during the month of November, low interest rates have kept zombie companies afloat. With the Fed signaling an end to its bond-buying programs and subsequent increases in the interest rates expected, the risk zombie company defaults pose to the wider economy remains.

As the Short-Term Bond Fund focuses on investment-grade credits, it’s important to understand the implications of rising interest rates on high-quality companies as well as the low-grade zombies. Dating back to 1989, the spread in yields between BBB-rated bonds and A-rated bonds has a -0.44 correlation with the effective federal funds rate. Importantly, we see that the spread tends to fall in rising rate environments, suggesting lower-grade credits outperform. Countering this trend, the spread between BBB-rated bonds and A-rated ones is close to the tightest it’s been since the Great Recession, suggesting further outperformance from BBB-rated debt may be harder to come by in 2022.

With countering forces at play regarding credit quality performance, duration is especially important to consider. Undertaking similar analysis, dating back to 1989, we see the spread in yields between five-year and two-year US Treasurys has a -0.56 correlation with the federal funds rate, tending to fall during rising rate environments. This suggests longer-dated holdings could outperform as the Fed hikes rates.

Last year we suggested a regime change could be at hand, with inflation coming back to life. Indeed, inflation has come roaring back and now we stand to witness the Fed’s ability to combat it. We are at another precipice this year; this time it’s one of policy and the potential for errors therein. If the Fed hikes rates too fast, it risks strangling the economic recovery. Too slow, and runaway inflation could overheat the economy with deleterious effects. As the Fed navigates this narrow ridge, we remain keen at the wheel, plotting a path through increasingly unsettled waters, expecting bonds will remain a valuable tool for absorbing volatility.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund’s return to the average return of Morningstar’s™ Short-Term Bond category. The Fund’s 12-month return of -0.88% was more than 1% percent but less than 2% below the Morningstar™ category average of 0.43% on November 30, 2021. Therefore, the basic annual management fee of 0.50% was lowered -0.1% to 0.40% for the month of December 2021. Note that the management fee is partially waived due to the adviser’s cap on total Fund expenses.

Annual Report	November 30, 2021	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2021

Corporate Bonds – 75.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Autozone	3.25% due 04/15/2025	$300,000	$317,006	2.6%

VF	2.40% due 04/23/2025	367,000	378,772	3.2%

			695,778	5.8%

Consumer Staples

Church & Dwight	2.875% due 10/01/2022	350,000	356,863	3.0%

Costco Wholesale	2.75% due 05/18/2024	385,000	401,213	3.4%

Dollar General	4.15% due 11/01/2025	300,000	328,214	2.7%

Estee Lauder	2.35% due 08/15/2022	350,000	354,621	3.0%

McCormick & Co.	2.70% due 08/15/2022	500,000	506,476	4.2%

Walmart	2.85% due 07/08/2024	325,000	341,233	2.9%

			2,288,620	19.2%

Financials

Bank of America Corp	3.50% due 04/19/2026	100,000	107,737	0.9%

Paypal Holdings	2.65% due 10/01/2026	300,000	315,397	2.6%

Swiss Re America Holding	7.00% due 02/15/2026	178,000	217,225	1.9%

Visa	3.15% due 12/14/2025	350,000	374,643	3.1%

			1,015,002	8.5%

Health Care

Bristol-Myers Squibb	3.875% due 08/15/2025	300,000	325,524	2.8%

Gilead Sciences	2.50% due 09/01/2023	400,000	411,050	3.4%

			736,574	6.2%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	405,655	3.4%

Cintas Corp # 2	3.25% due 06/01/2022	400,000	402,639	3.4%

			808,294	6.8%

Materials

3M	2.00% due 06/26/2022	400,000	403,789	3.4%

DuPont De Nemours	4.493% due 11/15/2025	350,000	387,289	3.2%

Newmont Corp	3.70% due 03/15/2023	100,000	102,847	0.9%

			893,925	7.5%

Technology

Apple	1.80% due 09/11/2024	300,000	307,152	2.6%

Dell Int LLC / EMC Corp	5.45% due 06/15/2023	100,000	106,116	0.9%

Microsoft	2.375% due 05/01/2023	395,000	403,560	3.4%

Qualcomm	2.60% due 01/30/2023	400,000	408,681	3.4%

			1,225,509	10.3%

Continued on next page.

8	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2021

Corporate Bonds – 75.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Utilities

Edison International	3.55% due 11/15/2024	$300,000	$316,213	2.7%

Exelon Generation	3.25% due 06/01/2025	400,000	420,527	3.5%

Florida Power & Light	2.85% due 04/01/2025	320,000	335,034	2.8%

PacifiCorp	2.95% due 06/01/2023	250,000	256,957	2.1%

			1,328,731	11.1%

Total Corporate Bonds	(Cost $8,942,262)		$8,992,433	75.4%

Government Bonds – 18.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Notes

United States Treasury Note	2.50% due 08/15/2023	$750,000	$776,133	6.5%

United States Treasury Note	2.25% due 10/31/2024	250,000	260,459	2.2%

United States Treasury Note	2.875% due 04/30/2025	400,000	426,187	3.6%

United States Treasury Note	2.625% due 12/31/2025	650,000	691,133	5.8%

			$2,153,912	18.1%

Total Government Bonds	(Cost $2,157,335)		$2,153,912	18.1%

Total investments	(Cost $11,099,597)		$11,146,345	93.5%

Other assets (net of liabilities)			773,384	6.5%

Total net assets			$11,919,729	100.0%

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	21.5%	∎
Rated “AA+”	2.6%	∎
Rated “AA”	2.9%	∎
Rated “AA-”	6.5%	∎
Rated “A+”	17.5%	∎
Rated “A”	1.9%	∎
Rated “A-”	13.5%	∎
Rated “BBB+”	9.6%	∎
Rated “BBB”	11.3%	∎
Rated “BBB-”	6.2%	∎

Other assets (net of liabilities)	6.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $11,099,597)	$11,146,345

Cash	694,303

Dividends and interest receivable	80,636

Prepaid expenses	14,231

Receivable for Fund shares sold	2,923

Total assets	11,938,438

Liabilities

Accrued advisory fees	4,907

Accrued audit expenses	4,483

Accrued retirement plan custody fee	3,330

Accrued printing fees	2,257

Accrued legal expenses	1,063

Accrued trustee expenses	1,020

Accrued other expenses	783

Accrued Chief Compliance Officer expenses	437

Payable for Fund shares redeemed	404

Distributions payable	25

Total liabilities	18,709

Net Assets	$11,919,729

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,878,205

Total distributable earnings	41,524

Net assets applicable to Fund shares outstanding	$11,919,729

Fund shares outstanding	2,352,126

Net asset value, offering, and redemption price per share	$5.07

Statement of Operations

Year ended November 30, 2021

Investment income

Interest income	$204,830

Total investment income	204,830

Expenses

Investment advisory fees	46,539

Filing and registration fees	14,199

Audit fees	6,288

Retirement plan custodial fees	3,591

Chief Compliance Officer expenses	2,367

Trustee fees	2,154

Printing and posting fees	2,065

Legal fees	2,060

Other expenses	1,081

Custodian fees	502

Total gross expenses	80,846

Less adviser fees waived	(7,701)

Less custodian fee credits	(502)

Net expenses	72,643

Net investment income	$132,187

Net realized gain from investments	$15,076

Net decrease in unrealized appreciation on investments	$(257,024)

Net loss on investments	$(241,948)

Net decrease in net assets resulting from operations	$(109,761)

10	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$132,187	$185,663

Net realized gain (loss) on investment	15,076	(13,445)

Net increase (decrease) in unrealized appreciation	(257,024)	203,718

Net increase (decrease) in net assets	(109,761)	375,936

Distributions to shareowners	(132,185)	(185,659)

Capital share transactions

Proceeds from sales of shares	2,465,536	1,277,945

Value of shares issued in reinvestment of dividends	131,473	184,987

Cost of shares redeemed	(1,861,789)	(1,315,643)

Total capital share transactions	735,220	147,289

Total increase in net assets	493,274	337,566

Net assets

Beginning of year	11,426,455	11,088,889

End of year	$11,919,729	$11,426,455

Shares of the Fund sold and redeemed

Number of shares sold	478,913	249,434

Number of shares issued in reinvestment of dividends	25,661	35,964

Number of shares redeemed	(362,936)	(256,821)

Net increase in number of shares outstanding	141,638	28,577

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018		2017

Net asset value at beginning of year	$5.17	$5.08	$4.94	$5.00		$5.02

Income from investment operations

Net investment income	0.06	0.08	0.09	0.07		0.06

Net gains (losses) on securities (both realized and unrealized)	(0.10)	0.09	0.14	(0.06)		(0.02)

Total from investment operations	(0.04)	0.17	0.23	0.01		0.04

Less distributions

Dividends (from net investment income)	(0.06)	(0.08)	(0.09)	(0.07)		(0.06)

Distributions from capital gains	-	-	-	(0.00	)A	-

Total distributions	(0.06)	(0.08)	(0.09)	(0.07)		(0.06)

Net asset value at end of year	$5.07	$5.17	$5.08	$4.94		$5.00

Total return	(0.88)%	3.46%	4.64%	0.26%		0.87%

Ratios / supplemental data

Net assets ($000), end of year	$11,920	$11,426	$11,089	$10,276		$10,705

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee credits	0.66%	0.90%	0.87%	0.91%		1.01%

After adviser fees waiver	0.59%	0.60%	0.61%	0.61%		0.68%

After adviser fees waiver and custodian fee credits	0.59%	0.60%	0.60%	0.60%		0.68%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assets	1.07%	1.64%	1.75%	1.44%		1.26%

Portfolio turnover rate	29%	36%	32%	36%		31%

A	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	11

Sextant Bond Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	-2.19%	4.14%	3.41%	0.63%

FTSE US Broad Investment-Grade Bond Index	-1.14%	3.72%	3.07%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2011, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $13,980 versus $13,529 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.25% due 05/15/2039)	8.5%

United States Treasury Bond (3.375% due 11/15/2048)	6.0%

United States Treasury Bond (5.375% due 02/15/2031)	4.3%

Apple (4.50% due 02/23/2036)	3.5%

Microsoft (4.20% due 11/03/2035)	3.4%

Home Depot (5.875% due 12/16/2036)	3.4%

Intel (4.00% due 12/15/2032)	3.4%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.2%

Praxair (3.55% due 11/07/2042)	3.2%

Puget Sound Energy (4.434% due 11/15/2041)	2.8%

Portfolio Diversification

% of Total Net Assets

Government Bonds	26.8%	∎
Technology	10.9%	∎
Health Care	10.3%	∎
Financials	8.0%	∎
Utilities	7.6%	∎
Industrials	7.1%	∎
Consumer Discretionary	6.0%	∎
Energy	5.7%	∎
Consumer Staples	5.4%	∎
Materials	3.2%	∎
Municipal Bonds	1.4%	∎
Other assets (net of liabilities)	7.6%	∎

12	November 30, 2021	Annual Report

Sextant Bond Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

For the 12 months ended November 30, 2021, the Sextant Bond Income returned -2.19%, lower than its benchmark, the FTSE US BIG Bond Index, which returned -1.14%. For the five years ended November 30, 2021, the Fund outperformed its benchmark with an annualized total return of 4.14%, compared to the 3.72% annualized return for the Index. Over the past year, the Fund’s net assets fell -10.95%, from $14.05 million to $12.51 million. The Fund’s net asset value per share (NAV) fell from $5.65 to $5.40. The primary reason for the Fund’s performance is its longer maturity profile during a year that experienced rising rates.

Factors Affecting Past Performance

2021 has been a year of reclamation and began a process of repair toward normalization following the onset of the coronavirus nearly 18 months ago. The pandemic has exacted an enormous adverse impact on human health and the world’s economies. As a result of reopening, supply chain disruptions, and accommodative Fed policies, inflation took center stage over the last year. The byproduct of central bank accommodative measures, aggressive fiscal policies, and ongoing supply distributions have sown inflationary pressures not seen in years–in some cases, decades. As of November 2021, annualized inflation in the US rose to 6.8%, the highest point since 1982.1 Changes in inflation expectations have been a driving force in the adjusting shape of the yield curve and the Fund’s performance.

The shape of the Treasury curve shifted dramatically; the five- and seven-year part of the curve shifted up over 75 basis points (bps). Additionally, longer securities generally saw more volatility, with shorter duration bonds generally outperforming. The Fund’s mandate to maintain an average maturity outside of 10 years contributed to lower relative performance. The Bond Income Fund has over 65% of assets in bonds maturing in 10+ years, while the Index only has around 21%. The Fund’s effective duration of 9.44 years is significantly longer than the Index, which had an effective duration of 6.44 years. More exposure to movements in interest rates resulted in additional downward movement in NAV.

The Fund maintained an average maturity of 12.7 years, defensively positioned relative to the Morningstar Long Bond category’s average effective maturity of 19.1 years. The Fund also targets holdings with a bigger coupon, allowing income to contribute to price stability. Cash was deployed throughout the year, including adding positions like Chubb Holdings 4.35% of 2045, which experienced a one-year return of 7.5%. Sextant Bond Income Fund was underweight Treasury bonds relative to the Index; the Fund had an allocation to Treasurys of 25.28% at fiscal year-end, relative to the 39.59% allocation of the Index. This underweight benefited the Fund, as the Bloomberg Barclays Long Treasury Index fell -4.41% during the fiscal year.

Looking Forward

At the end of 2021, governments around the world began the process of reversing accommodative measures to curb inflationary pressures. For example, the Fed announced its intentions to reverse its balance sheet expansion and to raise interest rates over the upcoming year.

The reversal of these accommodative measures has caused a tightening of financial conditions, introducing headwinds not seen in years. It’s likely that investment assets will experience volatility, as interest rates have been rising in response to the various central bank announcements. There could be continued upward pressure on yields and the Treasury curve throughout the year. Additionally, inflation will likely continue. We are defensively positioning the portfolio to withstand anticipated yield curve changes, currency movements, and inflationary pressures. Our goal has always been to choose good companies and invest through cycles. Our robust security selection process, which emphasizes governance, resiliency, and sustainability, is constantly evolving with the unfolding events. We continue to be well positioned to evaluate both the risks and opportunities that remain obscured below the surface.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ Long-Term Bond category. The Fund’s 12-month return of -2.19% was more than 1% but less than 2% below the Morningstar™ category average of -0.20% at month-end November 30, 2021. Therefore, the basic annual management fee of 0.50% was decreased by 0.10% to 0.40% for the month of December 2021. Note that the management fee is partially waived due to the adviser’s cap on total Fund expenses.

[1]

Aratani, Lauren. US inflation rate rose to 6.8% in 2021, its highest since 1982. The Guardian, December 10, 2021. https://www.theguardian.com/business/2021/dec/10/us-inflation-rate-rise-2021-highest-increase-since-1982

Annual Report	November 30, 2021	13

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2021

Corporate Bonds – 64.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Home Depot	5.875% due 12/16/2036	$300,000	$425,665	3.4%

Lowe’s	5.80% due 10/15/2036	250,000	324,880	2.6%

			750,545	6.0%

Consumer Staples

Kimberly Clark	5.30% due 03/01/2041	100,000	139,258	1.1%

Procter & Gamble	5.50% due 02/01/2034	200,000	270,009	2.2%

Unilever Capital	5.90% due 11/15/2032	200,000	268,877	2.1%

			678,144	5.4%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	127,536	1.1%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	294,136	2.3%

Statoil	7.15% due 01/15/2029	224,000	293,386	2.3%

			715,058	5.7%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	267,141	2.1%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	271,546	2.2%

Chubb Ina Holdings	4.35% due 11/03/2045	100,000	127,879	1.0%

State Street(Quarterly US LIBOR plus 100)[1]	1.202750% due 06/15/2047	100,000	88,404	0.7%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	250,985	2.0%

			1,005,955	8.0%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	297,416	2.4%

Johnson & Johnson	4.95% due 05/15/2033	226,000	288,648	2.3%

Johnson & Johnson	5.85% due 07/15/2038	50,000	72,355	0.6%

Medtronic	4.375% due 03/15/2035	260,000	319,814	2.5%

Merck & Co.	6.50% due 12/01/2033	215,000	315,755	2.5%

			1,293,988	10.3%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	405,436	3.2%

Deere & Co.	8.10% due 05/15/2030	95,000	137,231	1.1%

United Technologies	6.05% due 06/01/2036	250,000	349,103	2.8%

			891,770	7.1%

Continued on next page.

14	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2021

Corporate Bonds – 64.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Materials

Praxair	3.55% due 11/07/2042	$350,000	$402,312	3.2%

			402,312	3.2%

Technology

Apple	4.50% due 02/23/2036	350,000	439,918	3.5%

Intel	4.00% due 12/15/2032	360,000	421,601	3.4%

Microsoft	4.20% due 11/03/2035	350,000	430,936	3.4%

Microsoft	5.30% due 02/08/2041	50,000	70,267	0.6%

			1,362,722	10.9%

Utilities

Alabama Power	4.15% due 08/15/2044	200,000	237,160	1.9%

Entergy Louisiana	5.40% due 11/01/2024	200,000	223,564	1.8%

Florida Power & Light	5.95% due 10/01/2033	100,000	134,415	1.1%

Puget Sound Energy	4.434% due 11/15/2041	300,000	352,654	2.8%

			947,793	7.6%

Total Corporate Bonds	(Cost $8,294,300)		$8,048,287	64.2%

Government Bonds – 26.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$198,432	1.6%

			198,432	1.6%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	215,720	1.7%

United States Treasury Bond	6.25% due 05/15/2030	75,000	104,367	0.9%

United States Treasury Bond	3.125% due 11/15/2041	145,000	176,645	1.4%

United States Treasury Bond	3.375% due 11/15/2048	560,000	751,406	6.0%

United States Treasury Bond	6.125% due 08/15/2029	225,000	304,102	2.4%

United States Treasury Bond	5.375% due 02/15/2031	400,000	539,094	4.3%

United States Treasury Bond	4.25% due 05/15/2039	770,000	1,070,902	8.5%

			3,162,236	25.2%

Total Government Bonds	(Cost $2,228,647)		$3,360,668	26.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	15

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2021

Municipal Bonds – 1.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	$160,000	$166,188	1.4%

			166,188	1.4%

Total Municipal Bonds	(Cost $159,863)		$166,188	1.4%

Total investments	(Cost $10,682,810)		$11,575,143	92.4%

Other assets (net of liabilities)			957,595	7.6%

Total net assets			$12,532,738	100.0%

[1]	Variable rate security. The interest rate represents the rate in effect at November 30, 2021 and resets periodically based on the parenthetically disclosed reference rate and spread.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	32.1%	∎
Rated “AA+”	3.5%	∎
Rated “AA-”	9.3%	∎
Rated “A+”	9.1%	∎
Rated “A”	17.4%	∎
Rated “A-”	8.9%	∎
Rated “BBB+”	6.7%	∎
Rated “BBB”	3.1%	∎
Rated “BBB-”	2.3%	∎
Other assets (net of liabilities)	7.6%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

16	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $10,682,810)	$11,575,143

Cash	850,264

Interest receivable	108,838

Prepaid expenses	17,260

Other assets	400

Receivable for Fund shares sold	362

Total assets	12,552,267

Liabilities

Accrued advisory fees	5,110

Accrued audit expenses	3,521

Accrued retirement plan custody fee	2,843

Accrued postage fees	1,744

Accrued legal expenses	1,459

Accrued printing fees	1,420

Accrued miscellaneous operating expenses	1,213

Distributions payable	950

Accrued Chief Compliance Officer expenses	740

Accrued trustee expenses	529

Total liabilities	19,529

Net assets	$12,532,738

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,654,688

Total distributable earnings	878,050

Net assets applicable to Fund shares outstanding	$12,532,738

Fund shares outstanding	2,319,948

Net asset value, offering, and redemption price per share	$5.40

Statement of Operations

Year ended November 30, 2021

Investment income

Interest income	$367,505

Total investment income	367,505

Expenses

Investment advisory fees	38,903

Filing and registration fees	11,946

Audit fees	7,354

Chief Compliance Officer expenses	3,755

Retirement plan custodial fees	3,086

Trustee fees	2,764

Printing and postage fees	2,598

Other expenses	2,373

Legal fees	1,999

Custodian fees	528

Total gross expenses	75,306

Less adviser fees waived	(6,710)

Less custodian fee credits	(528)

Net expenses	68,068

Net investment income	$299,437

Net decrease in unrealized appreciation on investments	$(616,441)

Net loss on investments	$(616,441)

Net decrease in net assets resulting from operations	$(317,004)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$299,437	$336,193

Net realized gain (loss) on investments	-	(11,587)

Net increase (decrease) in unrealized appreciation	(616,441)	757,205

Net increase (decrease) in net assets	(317,004)	1,081,811

Distributions to shareowners	(299,448)	(335,345)

Capital share transactions

Proceeds from sales of shares	687,194	1,259,745

Value of shares issued in reinvestment of dividends	284,490	316,302

Cost of shares redeemed	(1,864,640)	(733,920)

Total capital share transactions	(892,956)	842,127

Total increase (decrease) in net assets	(1,509,408)	1,588,593

Net assets

Beginning of year	14,042,146	12,453,553

End of year	$12,532,738	$14,042,146

Shares of the Fund sold and redeemed

Number of shares sold	126,340	230,919

Number of shares issued in reinvestment of dividends	52,576	57,146

Number of shares redeemed	(345,387)	(135,160)

Net increase (decrease) in number of shares outstanding	(166,471)	152,905

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$5.65	$5.34	$4.89	$5.14	$5.07

Income from investment operations

Net investment income	0.13	0.14	0.15	0.16	0.16

Net gains (losses) on securities (both realized and unrealized)	(0.25)	0.31	0.45	(0.25)	0.07

Total from investment operations	(0.12)	0.45	0.60	(0.09)	0.23

Less distributions

Dividends (from net investment income)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)

Total distributions	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)

Net asset value at end of year	$5.40	$5.65	$5.34	$4.89	$5.14

Total return	(2.19)%	8.48%	12.45%	(1.78)%	4.51%

Ratios / supplemental data

Net assets ($000), end of year	$12,533	$14,042	$12,454	$10,933	$9,496

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee credits	0.58%	0.63%	0.71%	0.86%	0.98%

After adviser fees waiver	0.53%	0.48%	0.55%	0.66%	0.78%

After adviser fees waiver and custodian fee credits	0.53%	0.48%	0.55%	0.65%	0.78%

Ratio of net investment income after adviser fee waiver and custodian credits to average net assets	2.31%	2.50%	2.96%	3.20%	3.05%

Portfolio turnover rate	3%	13%	21%	0%	4%

18	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	10.95%	9.68%	6.99%	0.88%

Dow Jones Moderate US Portfolio Index	10.56%	9.43%	8.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2011, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $19,650 versus $22,282 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (6.25% due 08/15/2023)	2.5%

Johnson Controls International	2.2%

Apple	2.1%

Welltower (4.25% due 04/15/2028)	2.1%

United States Treasury Note (2.75% due 11/15/2023)	1.9%

Walt Disney (6.40% due 12/15/2035)	1.9%

Pacificorp (6.00% due 01/15/2039)	1.8%

NextEra Energy	1.8%

Lowe’s	1.8%

Abbott Laboratories	1.8%

Asset Allocation

% of Total Net Assets

Equity Securities	59.0%	∎
Fixed Income Securities	29.7%	∎
Other assets (net of liabilities)	11.3%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Bonds

Technology	12.0%	1.3%

Industrials	7.8%	4.9%

Health Care	9.6%	2.3%

Consumer Discretionary	7.2%	3.6%

Financials	4.2%	2.6%

Communications	3.5%	3.0%

Government Bonds	0.0%	8.9%

Consumer Staples	4.5%	0.0%

Materials	4.5%	0.0%

Utilities	2.7%	1.8%

Energy	3.0%	0.0%

Municipal Bonds	0.0%	1.3%

Total	59.0%	29.7%

Annual Report	November 30, 2021	19

Sextant Core Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

For the fiscal year ended November 30, 2021, the Sextant Core Fund produced a 12-month return of 10.95%. The Fund’s benchmark, the Dow Jones Moderate Portfolio Index, returned 10.56% for the same period. The Fund generally trailed the benchmark during the fiscal year until the fourth quarter, when the equity positions came into favor. For the month of November 2021, the Fund recorded a 30-day yield of 1.27%. For the fiscal year, the Fund reported turnover of 14.4%.

(photo omitted)

Factors Affecting Past Performance

Equities

The Sextant Core Fund’s mandate allocates a 60% weight in equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled companies. The Fund generally holds equity positions in larger companies with strong balance sheets. During the year, the Fund reduced the number of equity positions and increased the average position size. The Fund’s 58.9% equity allocation at year-end was comprised of 53 positions across 10 countries.

Technology began the year as the largest sector weighting of the equity portion of the portfolio, representing 21.4%, followed by Health Care (17.6%), and Consumer Discretionary (12.3%). Positive contributors from the Technology and Industrials sectors were offset by Health Care and Consumer Discretionary positions. The Technology sector contributed three of the top 10 performers for the year and ended as the largest sector exposure at 21.9%, followed by Health Care (16.8%), and Industrials (12.8%).

Fixed Income

The Sextant Core Fund targets an allocation of 40% of its weight in investment-grade, fixed-income securities, including government and convertible bonds, money-market instruments, and cash. The 10-Year Treasury Note began the fiscal year with a near-historic low yield of 0.84% and ended the period with a yield of 1.43%, after reaching as high as 1.74% in March.1 The prices of bonds fall as interest rates increase, and this increase in yields detracted slightly from Fund performance. However, the increase in interest rates also gave the Fund the opportunity to invest lower-yielding cash into bonds with higher yields, which the Fund did, raising its allocation to bonds from 26.6% at the beginning of the fiscal year to 29.8% at the end. Investments in cash and equivalents, meanwhile, decreased from 12.1% to 11.3% during the fiscal year. The allocation to cash remains relatively high, due to the portfolio managers’ view that the opportunity cost to holding cash remains low, given the still-low levels of interest rates compared to historical levels. With markets beginning to anticipate that the Federal Reserve may tighten monetary policy by decreasing its purchases of bonds and raising short-term interest rates, the Fund may have the opportunity to further reduce cash holdings in 2022.

Looking Forward

Much like the end of 2020, the US equity market ended the fiscal year of 2021 on a positive note, and again, investors look to the next year with expectations of improving pandemic and economic conditions. Year-over-year economic and corporate earnings comparisons may normalize in 2022. The US capital markets are just beginning to discount tighter monetary policy combined with moderating fiscal policy; we expect this to be the dominant theme in the first half of 2022. Existing risks to growth such as deglobalization, supply chain interruption, and workforce issues are now joined by potentially persistent inflation. At present, tailwinds appear stronger than headwinds.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ Allocation – 50% to 70% Equity category. The Fund’s 12-month return of 10.95% was more than 2% below the Morningstar™ category average of 14.22% as of November 30, 2021. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the month of December 2021.

[1]	Market Yield on US Treasury Securities at 10-Year Constant Maturity. FRED: Federal Reserve Economic Data, November 30, 2021. https://fred.stlouisfed.org/series/DGS10

20	November 30, 2021	Annual Report

Sextant Core Fund

Schedule of Investments					As of November 30, 2021

Common Stocks – 59.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A2	100	$77,588	$283,795	United States	1.5%

Telecom Carriers

BCE	4,000	168,153	201,480	Canada	1.0%

Telus	8,000	143,751	182,880	Canada	1.0%

		311,904	384,360		2.0%

		389,492	668,155		3.5%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	2,800	158,186	200,844	United States	1.0%

Home Improvement

Stanley Black & Decker	1,000	96,913	174,760	United States	0.9%

Home Products Stores

Home Depot	600	114,158	240,366	United States	1.3%

Lowe’s	1,400	86,638	342,426	United States	1.8%

		200,796	582,792		3.1%

Specialty Apparel Stores

Industria de Diseno Textil ADR	4,500	57,536	71,145	Spain	0.4%

Ross Stores	1,750	125,298	190,907	United States	1.0%

TJX Companies	2,200	109,838	152,680	United States	0.8%

		292,672	414,732		2.2%

		748,567	1,373,128		7.2%

Consumer Staples

Beverages

PepsiCo	1,250	126,934	199,725	United States	1.1%

Household Products

Procter & Gamble	1,150	93,040	166,267	United States	0.9%

Unilever ADR	2,900	132,633	147,465	United Kingdom	0.8%

		225,673	313,732		1.7%

Packaged Food

McCormick & Co	1,000	66,544	85,820	United States	0.4%

Nestle ADR	1,900	147,925	244,150	Switzerland	1.3%

		214,469	329,970		1.7%

		567,076	843,427		4.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	21

Sextant Core Fund

Schedule of Investments				As of November 30, 2021

Common Stocks – 59.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Energy

Exploration & Production

ConocoPhillips	4,000	$159,112	$280,520	United States	1.5%

Integrated Oils

Royal Dutch Shell ADR, Class A	5,100	191,607	214,404	Netherlands	1.1%

Refining & Marketing

Phillips 66	1,100	73,403	76,087	United States	0.4%

		424,122	571,011		3.0%

Financials

Banks

PNC Financial Services Group	350	55,605	68,950	United States	0.4%

Consumer Finance

Mastercard, Class A	500	137,490	157,460	United States	0.8%

Visa	900	138,794	174,393	United States	0.9%

		276,284	331,853		1.7%

Institutional Brokerage

Virtu Financial	9,000	149,940	253,620	United States	1.3%

P&C Insurance

Chubb	810	102,989	145,371	Switzerland	0.8%

		584,818	799,794		4.2%

Health Care

Large Pharma

Bristol-Myers Squibb	4,000	209,514	214,520	United States	1.1%

Johnson & Johnson	1,515	131,720	236,234	United States	1.2%

Novo Nordisk ADR	2,450	81,372	261,733	Denmark	1.4%

Pfizer	5,500	178,211	295,515	United States	1.6%

Roche Holding AG - Genusschein	500	185,211	193,655	Switzerland	1.0%

		786,028	1,201,657		6.3%

Managed Care

UnitedHealth Group	300	103,583	133,266	United States	0.7%

Medical Devices

Abbott Laboratories	2,700	97,630	339,579	United States	1.8%

Medical Equipment

Koninklijke Philips	3,877	137,793	136,393	Netherlands	0.8%

		1,125,034	1,810,895		9.6%

Continued on next page.

22	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of November 30, 2021

Common Stocks – 59.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	$49,532	$202,240	United States	1.0%

Johnson Controls International	5,550	210,386	414,918	United States	2.2%

		259,918	617,158		3.2%

Flow Control Equipment

Parker Hannifin	800	78,065	241,648	United States	1.3%

Industrial Distribution & Rental

Fastenal	2,800	64,603	165,676	United States	0.9%

Rail Freight

Canadian National Railway	2,000	86,366	253,140	Canada	1.3%

Kansas City Southern Industries	700	85,050	203,595	United States	1.1%

		171,416	456,735		2.4%

		574,002	1,481,217		7.8%

Materials

Basic & Diversified Chemicals

Linde	1,000	102,982	318,140	Ireland	1.7%

Precious Metal Mining

Barrick Gold	10,000	177,244	189,900	Canada	1.0%

Newmont	4,000	162,593	219,680	United States	1.2%

		339,837	409,580		2.2%

Specialty Chemicals

RPM International	1,400	44,141	127,456	United States	0.6%

		486,960	855,176		4.5%

Technology

Application Software

Open Text US	3,900	146,122	184,899	Canada	1.0%

Communications Equipment

Apple	2,400	56,454	396,720	United States	2.1%

Motorola Solutions	600	150,499	151,908	United States	0.8%

		206,953	548,628		2.9%

Consumer Electronics

Sony ADR	1,900	146,607	231,515	Japan	1.2%

Infrastructure Software

Microsoft	800	99,998	264,472	United States	1.4%

Oracle	3,100	124,402	281,294	United States	1.5%

		224,400	545,766		2.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	23

Sextant Core Fund

Schedule of Investments				As of November 30, 2021

Common Stocks – 59.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology (continued)

Semiconductor Devices

Infineon Technologies ADR	4,775	$105,273	$216,881	Germany	1.2%

Micron Technology[2]	1,400	50,458	117,600	United States	0.6%

NXP Semiconductors	950	90,827	212,192	Netherlands	1.1%

Qualcomm	1,200	65,413	216,672	United States	1.1%

		311,971	763,345		4.0%

		1,036,053	2,274,153		12.0%

Utilities

Integrated Utilities

Duke Energy	1,600	141,145	155,216	United States	0.9%

NextEra Energy	4,000	72,152	347,120	United States	1.8%

		213,297	502,336		2.7%

		213,297	502,336		2.7%

Total Common Stocks		$6,149,421	$11,179,292		59.0%

Corporate Bonds – 19.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$200,709	1.1%

Walt Disney	6.40% due 12/15/2035	250,000	360,062	1.9%

			560,771	3.0%

Consumer Discretionary

Expedia Group	5.00% due 02/15/2026	250,000	279,869	1.5%

Lowe’s	4.25% due 09/15/2044	250,000	287,354	1.5%

Stanford University	4.013% due 05/01/2042	100,000	122,295	0.6%

			689,518	3.6%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	102,365	0.5%

Welltower	4.25% due 04/15/2028	350,000	393,007	2.1%

			495,372	2.6%

Health Care

Cardinal Health	3.50% due 11/15/2024	155,000	164,330	0.9%

Gilead Sciences	3.70% due 04/01/2024	250,000	263,308	1.4%

			427,638	2.3%

Continued on next page.

24	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments			As of November 30, 2021

Corporate Bonds – 19.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Industrials

Burlington Nothern Santa Fe	6.20% due 08/15/2036	$120,000	$171,582	0.9%

Fedex	3.90% due 02/01/2035	250,000	279,905	1.5%

Legrand France Yankee	8.50% due 02/15/2025	170,000	206,706	1.0%

Union Pacific	3.375% due 02/01/2035	250,000	274,747	1.5%

			932,940	4.9%

Technology

Qualcomm	3.25% due 05/20/2027	220,000	237,311	1.3%

			237,311	1.3%

Utilities

Pacificorp	6.00% due 01/15/2039	250,000	347,911	1.8%

			347,911	1.8%

Total Corporate Bonds	(Cost $3,879,588)		$3,691,461	19.5%

Government Bonds – 8.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	$438,000	$481,526	2.5%

United States Treasury Bond	4.50% due 02/15/2036	137,000	191,340	1.0%

United States Treasury Bond	3.625% due 02/15/2044	155,000	204,939	1.1%

			877,805	4.6%

United States Treasury Notes

United States Treasury Note	2.75% due 11/15/2023	350,000	365,189	1.9%

United States Treasury Note	2.00% due 05/31/2024	80,000	82,588	0.5%

United States Treasury Note	2.00% due 11/30/2022	250,000	254,375	1.3%

United States Treasury Note	1.625% due 04/30/2023	106,000	107,909	0.6%

			810,061	4.3%

Total Government Bonds	(Cost $1,151,895)		$1,687,866	8.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	25

Sextant Core Fund

Schedule of Investments				As of November 30, 2021

Municipal Bonds – 1.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

General Obligation

Skagit SD #1	4.613% due 12/01/2022	$100,000	$100,167	0.5%

			$100,167	0.5%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	140,985	0.8%

			140,985	0.8%

Total Municipal Bonds	(Cost $ 220,291)		$241,152	1.3%

Total investments	(Cost $ 11,401,195)		$16,799,771	88.7%

Other assets (net of liabilities)			2,132,114	11.3%

Total net assets			$18,931,885	100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-income producing security

ADR: American Depositary Receipt

Bond Quality Diversification			(unaudited)

% of Total Net Assets

AAA	10.0%	∎
AA	0.8%	∎
AA-	0.9%	∎
A+	1.8%	∎
A-	3.8%	∎
BBB+	7.4%	∎
BBB	3.5%	∎
BBB-	1.5%	∎
Equity	59.0%	∎
Other assets (net of liabilities)	11.3%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

26	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2021

Assets

Investments in securities, at value (Cost $11,401,195)	$16,799,771

Cash	2,048,814

Dividends and interest receivable	84,330

Prepaid expenses	16,287

Receivable for Fund shares sold	10,091

Receivable for security sales	1,400

Total assets	18,960,693

Liabilities

Payable for Fund shares redeemed	8,334

Accrued advisory fees	7,975

Accrued audit expenses	4,851

Accrued retirement plan custody fee	3,387

Accrued printing fees	1,611

Accrued other liabilities	1,243

Accrued trustee expenses	841

Accrued Chief Compliance Officer expenses	566

Total liabilities	28,808

Net assets	$18,931,885

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,955,256

Total distributable earnings	5,976,629

Net assets applicable to Fund shares outstanding	$18,931,885

Fund shares outstanding	1,168,915

Net asset value, offering, and redemption price per share	$16.20

Statement of Operations
Year ended November 30, 2021

Investment income

Dividend Income (net of foreign tax of $11,795)	$245,926

Interest income	162,924

Total investment income	408,850

Expenses

Investment adviser fees	65,578

Filing and registration fees	15,681

Audit fees	9,833

Chief Compliance Officer expenses	3,907

Legal fees	3,699

Retirement plan custodial fees	3,627

Trustee fees	3,372

Other operating expenses	3,202

Printing and postage fees	1,868

Custodian fees	813

Total gross expenses	111,580

Less custodian fee credits	(813)

Net expenses	110,767

Net investment income	$298,083

Net realized gain from investments and foreign currencyA	$787,546

Net increase in unrealized appreciation on investments and foreign currency	937,969

Net gain on investments	$1,725,515

Net increase in net assets resulting from operations	$2,023,598

A	Includes $124,126 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	27

Sextant Core Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$298,083	$242,931

Net realized gain (loss) on investment	787,546	(355,444)

Net increase in unrealized appreciation	937,969	1,778,825

Net increase in net assets	2,023,598	1,666,312

Distributions to shareowners	(265,566)	(973,278)

Capital share transactions

Proceeds from sales of shares	3,977,089	3,542,735

Value of shares issued in reinvestment of dividends	265,047	971,268

Cost of shares redeemed	(6,030,588)	(3,119,396)

Total capital share transactions	(1,788,452)	1,394,607

Total increase (decrease) in net assets	(30,420)	2,087,641

Net assets

Beginning of year	18,962,305	16,874,664

End of year	$18,931,885	$18,962,305

Shares of the Fund sold and redeemed

Number of shares sold	254,960	260,075

Number of shares issued in reinvestment of dividends	17,812	71,051

Number of shares redeemed	(384,653)	(229,175)

Net increase (decrease) in number of shares outstanding	(111,881)	101,951

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$14.81	$14.31	$12.84	$12.99	$11.45

Income from investment operations

Net investment income	0.24	0.19	0.19	0.18	0.16

Net gains (losses) on securities (both realized and unrealized)	1.36	1.13	1.45	(0.16)	1.55

Total from investment operations	1.60	1.32	1.64	0.02	1.71

Less distributions

Dividends (from net investment income)	(0.21)	(0.20)	(0.17)	(0.17)	(0.17)

Distributions (from capital gains)	-	(0.62)	-	-	-

Total distributions	(0.21)	(0.82)	(0.17)	(0.17)	(0.17)

Net asset value at end of year	$16.20	$14.81	$14.31	$12.84	$12.99

Total return	10.95%	9.72%	13.04%	0.16%	15.15%

Ratios / supplemental data

Net assets ($000), end of year	$18,932	$18,962	$16,875	$12,851	$12,980

Ratio of expenses to average net assets

Before custodian fee credits	0.57%	0.88%	0.90%	0.88%	0.84%

After custodian fee credits	0.56%	0.88%	0.90%	0.87%	0.83%

Ratio of net investment income after custodian fee credits to average net assets	1.52%	1.40%	1.63%	1.41%	1.52%

Portfolio turnover rate	14%	19%	28%	30%	34%

28	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund[2]	9.87%	5.95%	n/a	0.70%

S&P Global 1200 Index	21.59%	14.96%	12.61%	n/a

Growth of $10,000
Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund’s inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $15,777 versus $29,365 in the S&P Global 1200 Index and $17,087 in the Bloomberg Barclays Global High Yield Corporate Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers.

[2]	The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top 10 Holdings

% of Total Net Assets

South32 ADR	4.8%

Skandinaviska Enskilda Banken, Class A	3.9%

Virtu Financial	3.8%

BHP Biliton ADR	3.4%

Nissan Motor (4.81% due 09/17/2030)	3.0%

SK Telecom ADR	3.1%

Netflix (4.375% due 11/15/2026)	3.0%

Cisco Systems	3.0%

Volkswagen AG	3.0%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	2.9%

Asset Allocation

% of Total Net Assets

Equity Securities	48.8%	∎
Fixed Income Securities	34.7%	∎
Other assets (net of liabilities)	16.5%	∎

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Consumer Discretionary	3.0%	14.6%

Communications	11.9%	3.0%

Financials	9.4%	4.7%

Materials	8.2%	0.0%

Technology	7.0%	0.0%

Energy	3.6%	1.5%

Government Bonds	0.0%	4.8%

Health Care	4.4%	0.0%

Industrials	1.3%	2.9%

Consumer Staples	0.0%	2.6%

Municipal Bonds	0.0%	0.6%

Total	48.8%	34.7%

Annual Report	November 30, 2021	29

Sextant Global High Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

For the 2021 fiscal year, the Sextant Global High Income Fund returned 9.87%. The Fund’s equity benchmark, the S&P Global 1200, returned 21.59%. The Fund’s fixed income benchmark, the Bloomberg-Barclays Global High Yield Corporate Bond Index, returned 2.44%. The Global High Income Fund’s 30-day SEC yield as of November 30, 2021 was 3.18%.

Factors Affecting Past Performance

Global equity markets posted another solid year of gains with performance strongest in the United States, the Technology sector in particular, a trend that has merited mentioning in this discussion for the past three fiscal years. Few of the largest Technology companies pay dividends, much less with yields that meet the “high income” criteria. The Global High Income Fund’s equity holdings continued to lag the returns of broader equity benchmarks as a result.

Interest rates rose from historically low levels at the start of the fiscal year; meanwhile, inflation also increased, and investors began to anticipate tightening of monetary policy in 2022. The yield on the US 10-Year Treasury Note rose from 0.84% to 1.43% over the year.1 Interest rates on higher-yielding bonds rose less than Treasury bonds as spreads tightened; the yield of the ICE BofA US High Yield Index rose by just 0.03%.2 Bond prices fall as interest rates increase, but part of their return comes from the yield on interest payments. Higher-yielding bonds outperformed investment-grade bonds during the fiscal year, both due to their higher starting yields and to their narrowing spreads.

Positive contributors to the Fund’s performance during the fiscal year included Energy companies such as Equinor and raw materials companies such as South32. The Fund has maintained a relatively high weight in these higher-yielding sectors of the equity market despite their having fallen out of favor in recent years. Oil and other commodities prices rose as pandemic restrictions eased, brightening the outlook for the companies that produce and sell them.

Detractors from performance included emerging market bonds in Argentina and Brazil as their currencies weakened against the dollar. Telecom companies – another equity sector with high dividend yields – also detracted from Fund performance, as large investments in 5G networks and fierce competition for customers drove down profitability.

Looking Forward

Equities

Broad equity market valuations remain quite high by historical standards. With rising inflation and the Federal Reserve setting a course for tighter monetary policy, the viability of elevated valuations appears at risk. High valuations are frequently justified with the reasonable argument that falling interest rates and low inflation increase the present value of company earnings far into the future, but then the argument must reverse when interest rates and inflation both rise.

Besides valuation, another risk to broad equity markets is their increased concentration of US Technology companies. A number of these companies have benefited from globalized data, supply chains, and technology standards and practices. With the trend of globalization beginning to ebb, these benefits could become headwinds.

We believe that out-of-favor corners of the equity market, like dividend-paying companies operating in foreign markets, could provide an avenue of diversification from these risks.

Fixed-Income

Despite the pickup in interest rates, narrower spreads on higher-yielding bonds continues to make them relatively unattractive from a risk perspective. The Fund maintains a relatively high cash position, ready to deploy if the situation in high-yield bonds improves.

Foreign Currencies

We expect the US dollar to strengthen as the Federal Reserve leads much of the world in beginning to tighten policy, with the potential increase in interest rates supporting investments in dollars from abroad. As emerging markets currencies weaken, their local currency-denominated bonds may become more attractive due to their higher interest rates and their potential undervaluation, compared to their relative levels of inflation.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ “World Allocation” category. The Fund’s 12-month return of 9.87% was more than two percent below the Morningstar™ category average of 11.90% at month-end November 30, 2021. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the month of December 2021. Note that significant portions of the Fund’s expenses are waived due to the adviser’s cap on total Fund expenses.

[1]	Market Yield on US Treasury Securities at 10-Year Constant Maturity. FRED: Federal Reserve Economic Data, November 30, 2021. https://fred.stlouisfed.org/series/DGS10
[2]	ICE BofA High Yield Index Effective Yield. FRED: Federal Reserve Economic Data, November 30, 2021. https://fred.stlouisfed.org/series/BAMLH0A0HYM2EY

30	November 30, 2021	Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2021

Common Stocks – 48.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

AT&T	7,500	$229,195	$171,225	United States	1.9%

Orange ADR	20,000	270,393	214,400	France	2.3%

SK Telecom ADR	6,073	167,681	279,358	Korea	3.1%

Telenor ASA	12,000	180,803	176,015	Norway	1.9%

Verizon Communications	5,000	256,300	251,350	United States	2.7%

		1,104,372	1,092,348		11.9%

Consumer Discretionary

Automobiles

Volkswagen AG	1,500	274,363	271,987	Germany	3.0%

		274,363	271,987		3.0%

Energy

Integrated Oils

Royal Dutch Shell ADR, Class A	3,800	241,426	159,752	Netherlands	1.7%

Total ADR	3,800	202,607	174,762	France	1.9%

		444,033	334,514		3.6%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	25,000	233,632	361,177	Sweden	3.9%

Institutional Brokerage

Virtu Financial	12,500	199,625	352,250	United States	3.8%

Investment Companies

ICAHN Enterprises Depositary Unit	3,000	159,646	151,650	United States	1.7%

		592,903	865,077		9.4%

Health Care

Large Pharma

GlaxoSmithKline ADR	5,000	216,373	205,600	United Kingdom	2.2%

Novartis ADR	2,500	141,271	199,250	Switzerland	2.2%

		357,644	404,850		4.4%

Industrials

Infrastructure Construction

Shenzhen Investment	325,000	168,010	116,772	Hong Kong	1.3%

		168,010	116,772		1.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	31

Sextant Global High Income Fund

Schedule of Investments				As of November 30, 2021

Common Stocks – 48.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Base Metals

South32 ADR	35,000	$217,441	$438,900	Australia	4.8%

Steel Raw Material Suppliers

BHP Biliton ADR	5,500	209,119	309,045	Australia	3.4%

		426,560	747,945		8.2%

Technology

Communications Equipment

Cisco Systems	5,000	179,893	274,200	United States	3.0%

Consumer Electronics

Nintendo	500	223,480	219,518	Japan	2.4%

Infrastructure Software

Micro Focus International	30,000	223,048	142,800	United Kingdom	1.6%

		626,421	636,518		7.0%

Total Common Stock	(Cost $3,994,306)		$4,470,011		48.8%

Corporate Bonds – 29.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Netflix	4.375% due 11/15/2026	$250,000	$275,625	United States	3.0%

			275,625		3.0%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	154,800	United States	1.7%

Delta Air Lines	3.75% due 10/28/2029	250,000	244,837	United States	2.7%

Ford Motor	6.375% due 02/01/2029	220,000	255,750	United States	2.8%

MDC Holdings	3.85% due 01/15/2030	200,000	210,500	United States	2.3%

Nissan Motor[2]	4.81% due 09/17/2030	250,000	279,445	Japan	3.0%

YUM! Brands	3.625% due 03/15/2031	195,000	189,085	United States	2.1%

			1,334,417		14.6%

Consumer Staples

Grupo Bimbo[3]	4.875% due 06/27/2044	200,000	241,803	Mexico	2.6%

			241,803		2.6%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	53,873	Brazil	0.6%

Petrobras International Finance	6.75% due 01/27/2041	80,000	84,960	Brazil	0.9%

			138,833		1.5%

Continued on next page.

32	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2021

Corporate Bonds – 29.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Financials

Lincoln National (3 month LIBOR plus 2.04%)[4]	2.17425% due 04/20/2067	$250,000	$219,700	United States	2.4%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	210,476	United Kingdom	2.3%

			430,176		4.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	261,572	United States	2.9%

			261,572		2.9%

Total Corporate Bonds	(Cost $2,531,768)		$2,682,426		29.3%

Government Bonds – 4.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$145,508	Colombia	1.6%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 500,000	88,659	Brazil	1.0%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	127,978	Brazil	1.4%

Republic of Argentina	1.00% due 07/09/2029	9,276	3,084	Argentina	0.0%	[5]

Republic of Argentina	0.125% due 07/09/2046	242,500	69,246	Argentina	0.8%

			434,475		4.8%

Total Government Bonds	(Cost $739,908)		$434,475		4.8%

Municipal Bonds – 0.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Real Estate

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	$50,000	$54,149	United States	0.6%

			54,149		0.6%

Total Municipal Bonds	(Cost $50,286)		$54,149		0.6%

Total investments	(Cost $7,316,268)		$7,641,061		83.5%

Other assets (net of liabilities)			1,508,637		16.5%

Total net assets			$9,149,698		100.0%

[1]	Denotes a country or region of primary exposure
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2021, the net value of these securities was $279,445 representing 3.0% of net assets.

[3]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2021, the aggregate value of these securities was $241,803 representing 2.6% of net assets.

[4]	Variable rate security. The interest rate represents the rate in effect at November 30, 2021 and resets periodically based on the parenthetically disclosed reference rate and spread.
[5]	Less than 0.05%

ADR: American Depositary Receipt

BRL: Brazilian Real

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	33

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2021

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AA-”	2.9%	∎
Rated “BBB”	5.0%	∎
Rated “BBB-”	5.3%	∎
Rated “BB+”	9.7%	∎
Rated “BB”	1.4%	∎
Rated “BB-”	6.3%	∎
Rated “B+”	2.7%	∎
Rated “CCC+”	0.8%	∎
Not rated	0.6%	∎
Equity	48.8%	∎
Other assets (net of liabilities)	16.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

34	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $7,316,268)	$7,641,061

Cash	1,976,764

Receivable for security sales	421,622

Dividends and interest receivable	63,500

Prepaid expenses	824

Receivable for Fund shares sold	218

Total assets	10,103,989

Liabilities

Payable for securities purchased	939,362

Accrued audit expenses	4,685

Accrued advisory fees	3,831

Accrued retirement plan custody fee	1,884

Accrued other operating expenses	1,724

Accrued trustee expenses	1,279

Accrued legal expenses	834

Accrued Chief Compliance Officer expenses	692

Total liabilities	954,291

Net assets	$9,149,698

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$8,824,875

Total distributable earnings	324,823

Net assets applicable to Fund shares outstanding	$9,149,698

Fund shares outstanding	849,628

Net asset value, offering and redemption price per share	$10.77

Statement of Operations

Year ended November 30, 2021

Investment income

Dividend Income (net of foreign tax of ($22,326)	$211,134

Interest income	130,746

Total investment income	341,880

Expenses

Investment advisory fees	28,396

Filing and registration fees	24,991

Audit fees	5,162

Chief Compliance Officer expenses	2,070

Printing and postage fees	2,051

Trustee fees	2,047

Retirement plan custodial fees	1,997

Legal fees	1,343

Other expenses	1,176

Custodian fees	558

Total gross expenses	69,791

Less adviser fees waived	(7,118)

Less custodian fee credits	(558)

Net expenses	62,115

Net investment income	$279,765

Net realized gain from investments and foreign currency	$186,963

Net increase in unrealized appreciation on investments and foreign currency	344,554

Net gain on investments	$531,517

Net increase in net assets resulting from operations	$811,282

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$279,765	$272,571

Net realized gain (loss) on investment	186,963	(448,924)

Net increase (decrease) in unrealized appreciation	344,554	(239,731)

Net increase (decrease) in net assets	811,282	(416,084)

Distributions to shareowners	(289,162)	(795,251)

Capital share transactions

Proceeds from sales of shares	1,477,957	601,211

Value of shares issued in reinvestment of dividends	282,380	778,163

Cost of shares redeemed	(1,747,724)	(1,446,472)

Total capital shares transactions	12,613	(67,098)

Total increase (decrease) in net assets	534,733	(1,278,433)

Net assets

Beginning of year	8,614,965	9,893,398

End of year	$9,149,698	$8,614,965

Shares of the Fund sold and redeemed

Number of shares sold	139,723	60,877

Number of shares issued in reinvestment of dividends	27,875	72,726

Number of shares redeemed	(166,437)	(151,136)

Net increase (decrease) in number of shares outstanding	1,161	(17,533)

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$10.15	$11.42	$11.07	$11.12	$10.11

Income from investment operations

Net investment income	0.33	0.31	0.42	0.40	0.35

Net gains (losses) on securities (both realized & unrealized)	0.65	(0.66)	0.32	(0.15)	1.11

Total from investment operations	0.98	(0.35)	0.74	0.25	1.46

Less distributions

Dividends from net investment income	(0.36)	(0.40)	(0.39)	(0.30)	(0.45)

Distribution from capital gains	-	(0.52)	-	-	-

Total distributions	(0.36)	(0.92)	(0.39)	(0.30)	(0.45)

Net asset value at end of year	$10.77	$10.15	$11.42	$11.07	$11.12

Total return	9.87%	(3.51)%	7.06%	2.31%	15.01%

Ratios / supplemental data

Net assets ($000), end of year	$9,150	$8,615	$9,893	$8,827	$9,373

Ratio of expenses to average net assets

Before adviser fee waivers and custodian fee credits	0.78%	0.70%	1.11%	0.97%	1.18%

After adviser fee waivers	0.70%	0.56%	0.76%	0.75%	0.83%

After adviser fees waiver and custodian fee credits	0.69%	0.55%	0.75%	0.75%	0.82%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assets	3.11%	3.12%	3.72%	3.43%	3.34%

Portfolio turnover rate	27%	27%	33%	10%	8%

36	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary				(unaudited)
Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	23.48%	21.30%	15.62%	1.05%

Sextant Growth Fund Z Shares (SGZFX)[2]	23.76%	n/a	n/a	0.82%

S&P 500 Index	27.92%	17.89%	16.15%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2011, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $42,709 versus $44,726 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Apple	9.6%

Microsoft	9.1%

Adobe	7.4%

Amazon.com	6.9%

Alphabet, Class A	6.5%

Mastercard, Class A	4.1%

Lowe’s	4.0%

Abbott Laboratories	3.8%

Qualcomm	3.2%

Costco Wholesale	2.7%

Portfolio Diversification

% of Total Net Assets

Communications Equipment	11.8%	∎
Infrastructure Software	11.4%	∎
Application Software	9.4%	∎
Medical Devices	8.2%	∎
Semiconductor Devices	7.7%	∎
E-Commerce Discretionary	6.9%	∎
Internet Media	6.5%	∎
Consumer Finance	6.0%	∎
Home Products Stores	4.0%	∎
Industry < 4.0%	26.5%	∎
Other Assets (net of liabilities)	1.6%	∎

Annual Report	November 30, 2021	37

Sextant Growth Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021
For the fiscal year ended November 30, 2021, the Sextant Growth Fund Investor Shares returned 23.48%, trailing the 27.92% gain for the S&P 500 Index. In 2017, the Fund introduced its Z Shares, which had no 12b-1 fee expense, and now 90.67% of the Fund benefits from this lower expense option. The Fund slightly trailed other large capitalization growth-oriented funds over the financial year; its Morningstar Large Growth category peer group returned an average of 24.13% over the same period.

Factors Affecting Past Performance

The Sextant Growth Fund’s performance in 2021 was hindered by a handful of large positions that have provided outstanding long-term returns but trailed the markets in 2021 – Amazon, Adobe, and Mastercard. While Amazon and Adobe were stellar performers in 2020, Mastercard has suffered since the beginning of the pandemic, given the slowdown in travel spending. In fact, in November, Mastercard’s price was below its pre-pandemic level. We continue to have confidence in the long-term outlook but recognize that the spread of the Omicron variant may delay the recovery. After a year of pedestrian performance, we continue to favor Amazon and Adobe. The other factor contributing to performance was the absence of Energy exposure. We view Energy as a sector featuring a long-term outlook of secular decline. It will enjoy periods of outperformance, but the risk of future stranded assets prevents multi-year investment. On a more positive note, our Technology investments in Microsoft, Alphabet, Apple, and Nvidia all performed well, especially Nvidia, which appreciated over 100% during the financial year. Health Care, Industrial, and Consumer stocks also registered strong performance. While our pharmaceutical investments were lackluster, our medical specialties investments in Abbott Labs and Edwards Lifesciences did well. Hoarding may have declined in 2021, compared to the initial months of the pandemic, but Costco continued to register strong results and stock performance. Lowe’s was another stellar performer as Americans invested in their homes, reflecting the greater amount of time spent there. Finally, in the Industrials sector, we initiated a position in Johnson Controls at the start of the financial year and the stock went on to appreciate over 60%.

Looking Forward

At this time last year, inflation wasn’t even a part of the discussion, but now it dominates. While the Federal Reserve has abandoned the word “transitory,” an argument still exists regarding the risks of inflation expectations becoming embedded on one hand, and the resumption of supply chain normalcy dampening inflationary pressures on the other. The Omicron variant brings its owns challenges to the argument, but the risks of higher inflation leading to rising interest rates must be seriously considered. One of the risks involves the question of an appropriate Technology weighting since low rates have boosted Tech stock valuations. We have a more optimistic view on Health Care and Industrial companies, given relatively low valuations for the former and economic growth supporting demand for the latter.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund’s return to Morningstar’s Large Growth category’s average return. As of November 30, 2021, Sextant Growth Fund Investor Shares’ 12-month return of 23.48% trailed the Morningstar™ category average of 24.13% by -0.65%. Therefore, the base annual management fee of 0.50% for the Fund was not adjusted for the month of December 2021.

38	November 30, 2021	Annual Report

Sextant Growth Fund

Schedule of Investments				As of November 30, 2021

Common Stock – 98.4%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	1,584	$898,428	$4,495,313	6.5%

		898,428	4,495,313	6.5%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	1,739,110	2.5%

E-Commerce Discretionary

Amazon.com[1]	1,349	162,991	4,731,037	6.9%

Home Improvement

Stanley Black & Decker	8,684	795,475	1,517,616	2.2%

Home Products Stores

Lowe’s	11,200	794,834	2,739,408	4.0%

Other Commercial Services

Ecolab	3,227	358,391	714,684	1.1%

Restaurants

Starbucks	14,674	610,056	1,608,857	2.3%

Specialty Apparel Stores

TJX Companies	11,078	330,472	768,814	1.1%

		3,580,995	13,819,526	20.1%

Consumer Staples

Beverages

Monster Beverage	16,100	1,489,661	1,348,858	2.0%

Mass Merchants

Costco Wholesale	3,509	410,437	1,892,684	2.7%

		1,900,098	3,241,542	4.7%

Financials

Banks

PNC Financial Services Group	6,800	1,167,118	1,339,600	2.0%

Consumer Finance

Mastercard, Class A	8,914	806,925	2,807,197	4.1%

Paypal[1]	6,900	1,710,623	1,275,741	1.9%

		2,517,548	4,082,938	6.0%

Diversified Banks

JP Morgan Chase	4,500	594,992	714,735	1.0%

		4,279,658	6,137,273	9.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	39

Sextant Growth Fund

Schedule of Investments			As of November 30, 2021

Common Stock – 98.4%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Health Care

Medical Devices

Abbott Laboratories	20,799	$646,854	$2,615,890	3.8%

Edwards Lifesciences[1]	17,100	546,521	1,835,001	2.7%

Stryker	5,000	909,791	1,183,150	1.7%

		2,103,166	5,634,041	8.2%

Industrials

Commercial & Residential Building Equipment & Systems

Johnson Controls International	22,500	1,043,161	1,682,100	2.5%

Measurement Instruments

Trimble[1]	12,000	415,876	1,030,440	1.5%

		1,459,037	2,712,540	4.0%

Materials

Agricultural Chemicals

Corteva	27,500	1,174,068	1,237,500	1.8%

Precious Metal Mining

Newmont	18,000	1,012,076	988,560	1.4%

Specialty Chemicals

RPM International	18,000	737,644	1,638,720	2.4%

		2,923,788	3,864,780	5.6%

Technology

Application Software

Adobe[1]	7,600	39,971	5,090,860	7.4%

Take-Two Interactive Software[1]	8,250	915,397	1,368,510	2.0%

		955,368	6,459,370	9.4%

Communications Equipment

Apple	40,000	11,788	6,612,000	9.6%

Motorola Solutions	6,000	1,346,591	1,519,080	2.2%

		1,358,379	8,131,080	11.8%

Infrastructure Software

Microsoft	18,920	872,435	6,254,763	9.1%

Oracle	17,500	901,024	1,587,950	2.3%

		1,773,459	7,842,713	11.4%

Continued on next page.

40	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of November 30, 2021

Common Stock – 98.4%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Technology (continued)

Semiconductor Devices

NVIDIA	5,600	$670,410	$1,829,856	2.7%

Qualcomm	12,000	805,753	2,166,720	3.2%

Texas Instruments	6,600	939,244	1,269,642	1.8%

		2,415,407	5,266,218	7.7%

		6,502,613	27,699,381	40.3%

Total investments		$23,647,783	$67,604,396	98.4%

Other assets (net of liabilities)			1,083,604	1.6%

Total net assets			$68,688,000	100.0%

1 Non-income producing

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	41

Sextant Growth Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $23,647,783)	$67,604,396

Cash	1,125,024

Dividends receivable	25,321

Prepaid expenses	21,050

Other assets	1,214

Receivable for Fund shares sold	634

Total assets	68,777,639

Liabilities

Accrued advisory fees	28,659

Payable for Fund shares redeemed	20,855

Accrued audit expenses	15,181

Accrued printing fees	8,717

Accrued retirement plan custody fee	8,179

Accrued other liabilities	2,195

Accrued Chief Compliance Officer expenses	1,866

Accrued legal expenses	1,419

Accrued 12b-1 distribution fees	1,327

Accrued trustee expenses	1,241

Total liabilities	89,639

Net assets	$68,688,000

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$18,850,985

Total distributable earnings	49,837,015

Net assets applicable to Fund shares outstanding	$68,688,000

Net asset value per Investor Share	SSGFX

Net assets, at value	$6,411,418

Shares outstanding	124,760

Net asset value, offering and redemption price per share	$51.39

Net asset value per Z Share	SGZFX

Net assets, at value	$62,276,582

Shares outstanding	1,213,979

Net asset value, offering and redemption price per share	$51.30

Statement of Operations

Year ended November 30, 2021

Investment income

Dividend income	$596,285

Miscellaneous income	6

Total investment income	596,291

Expenses

Investment adviser fees	205,174

Filing and registration fees	31,530

Audit fees	30,857

Distribution fees - Investor Shares	14,306

Chief Compliance Officer expenses	12,225

Retirement plan custodial fees

Investor Shares	79

Z Shares	8,786

Legal fees	8,764

Trustee fees	8,628

Printing and postage fees	8,145

Other expenses	4,871

Custodian fees	2,610

Total gross expenses	335,975

Less custodian fee credits	(2,610)

Net expenses	333,365

Net investment income	$262,926

Net realized gain from investments	$5,700,455

Net increase in unrealized appreciation on investments	7,556,816

Net gain on investments	$13,257,271

Net increase in net assets resulting from operations	$13,520,197

42	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$262,926	$61,224

Net realized gain on investment	5,700,455	314,003

Net increase in unrealized appreciation	7,556,816	13,070,176

Net increase in net assets	13,520,197	13,445,403

Distributions to shareowners

Net distribution to shareholders – Investor Shares	(30,963)	(130,452)

Net distribution to shareholders – Z Shares	(427,260)	(1,224,681)

Total distributions	(458,223)	(1,355,133)

Capital share transactions

Proceeds from sales of shares

Investor Shares	553,150	742,865

Z Shares	2,308,439	2,863,064

Value of shares issued in reinvestment of dividends

Investor Shares	22,980	100,384

Z Shares	419,115	1,198,196

Cost of shares redeemed

Investor Shares	(526,990)	(1,218,150)

Z Shares	(6,123,451)	(2,314,321)

Total capital share transactions	(3,346,757)	1,372,038

Total increase in net assets	9,715,217	13,462,308

Net assets

Beginning of year	58,972,783	45,510,475

End of year	$68,688,000	$58,972,783

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	11,715	21,466

Number of shares issued in reinvestment of dividends and distributions	536	3,043

Number of shares redeemed	(11,644)	(36,681)

Net increase (decrease) in number of shares outstanding	607	(12,172)

Z Shares (SGZFX)

Number of shares sold	50,253	81,492

Number of shares issued in reinvestment of dividends and distributions	9,829	36,474

Number of shares redeemed	(133,335)	(66,588)

Net increase (decrease) in number of shares outstanding	(73,253)	51,378

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	43

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021		2020		2019		2018		2017

Net asset value at beginning of year	$41.86		$33.25		$28.70		$27.51		$22.52

Income from investment operations

Net investment income	0.09	A	(0.03	)A	(0.03	)A	0.07	A	0.15	A

Net gains on securities (both realized & unrealized)	9.70		9.58		5.86		2.53		4.93

Total from investment operations	9.79		9.55		5.83		2.60		5.08

Less distributions

Dividends (from net investment income)	(0.03)		(0.01)		(0.04)		(0.07)		(0.09)

Distributions (from capital gains)	(0.23)		(0.93)		(1.24)		(1.34)		-

Total distributions	(0.26)		(0.94)		(1.28)		(1.41)		(0.09)

Net asset value at end of year	$51.39		$41.86		$33.25		$28.70		$27.51

Total return	23.48%		29.49%		21.81%		9.95%		22.64%

Ratios / supplemental data

Net assets ($000), end of year	$6,411		$5,197		$4,533		$5,037		$5,962

Ratio of expenses to average net assets

Before custodian fee credits	0.74%		1.05%		1.20%		0.92%		0.76%

After custodian fee credits	0.74%		1.05%		1.20%		0.92%		0.76%

Ratio of net investment income after custodian fee credits to average net assets	0.20%		(0.08)%		(0.07)%		0.25%		0.60%

Portfolio turnover rate	18%		17%		10%		17%		18%

Z Shares (SGZFX)	For year ended November 30,								For period endedB

Selected data per share of outstanding capital stock throughout each year:	2021		2020		2019		2018		November 30, 2017

Net asset value at beginning of year	$41.78		$33.16		$28.65		$27.50		$25.54

Income from investment operations

Net investment income	0.20	A	0.05	A	0.08	A	0.13	A	0.16	A

Net gains on securities (both realized & unrealized)	9.66		9.56		5.82		2.53		1.82

Total from investment operations	9.86		9.61		5.90		2.66		1.98

Less distributions

Dividends (from net investment income)	(0.11)		(0.06)		(0.15)		(0.17)		(0.02)

Distributions (from capital gains)	(0.23)		(0.93)		(1.24)		(1.34)		-

Total distributions	(0.34)		(0.99)		(1.39)		(1.51)		(0.02)

Net asset value at end of year	$51.30		$41.78		$33.16		$28.65		$27.50

Total return	23.76%		29.79%		22.22%		10.20%		7.73%	C

Ratios / supplemental data

Net assets ($000), end of year	$62,277		$53,776		$40,978		$34,191		$32,017

Ratio of expenses to average net assets

Before custodian fee credits	0.51%		0.82%		0.90%		0.70%		0.51%	D

After custodian fee credits	0.50%		0.82%		0.90%		0.70%		0.51%	D

Ratio of net investment income after custodian fee credits to average net assets	0.43%		0.14%		0.23%		0.47%		0.89%	D

Portfolio turnover rate	18%		17%		10%		17%		18%	C

A	Calculated using average shares outstanding
B	Operations commenced on June 2, 2017
C	Not annualized for periods of less than one year
D	Annualized for periods of less than one year

44	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	20.16%	15.11%	8.25%	0.83%

Sextant International Fund Z Shares (SIFZX)[2]	20.42%	n/a	n/a	0.63%

MSCI EAFE Index	11.28%	9.71%	7.89%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2011, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $22,085 versus $21,374 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

ASML	11.4%

NICE Systems ADR	8.2%

Wolters Kluwer	7.4%

Dassault Systemes ADR	7.1%

MercadoLibre	6.1%

Novo Nordisk ADR	5.7%

Accenture, Class A	4.4%

Sony ADR	4.0%

OpenText	3.1%

Rio Tinto ADR	2.7%

Portfolio Diversification

% of Total Net Assets

Application Software	21.3%	∎
Semiconductor Manufacturing	11.4%	∎
Large Pharma	9.2%	∎
Information Services	7.4%	∎
E-Commerce Discretionary	6.1%	∎
Consumer Electronics	6.0%	∎
Medical Equipment	4.6%	∎
IT Services	4.4%	∎
Household Products	4.1%	∎
Power Generation	2.8%	∎
Steel Raw Material Suppliers	2.7%	∎
Industries < 2.5%	16.0%	∎
Other Assets (net of liabilities)	4.0%	∎

Annual Report	November 30, 2021	45

Sextant International Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021
For the fiscal year ended November 30, 2021, the Sextant International Fund Z Shares gained 20.42%. The benchmark MSCI EAFE Index returned 11.28% for the same period. The Fund generally trailed the benchmark during the first half of the fiscal year, and then outperformed during the second half. At fiscal year-end, the Z Shares of the Fund recorded a 30-day yield of 0.262% and reported a turnover of 21.9%.

Factors Affecting Past Performance

The Sextant International Fund mandates that 65% of net assets be held in companies with their headquarters and at least half of their assets and earnings outside the US, and with market capitalizations greater than $1 billion. The Fund generally holds equity positions in larger companies with strong balance sheets. Being overweight to the Technology sector produced the largest contribution to return, representing six of the top 10 performers for the year. Consumer Discretionary, Health Care, and Communications positions rounded out the top 10 contributors. Detractors included the Industrial and Financial sectors during the first half of the year, followed by Materials in the second half.

The Fund increased its number of equity positions from 26 to 32 over the fiscal year and increased the average position size to 3.0%, exclusive of the cash balance. For the same period, the Fund’s top three sectors represented 76.6% of assets: Technology at 47.3%, followed by Industrials at 15.6%, and Health Care at 13.8%. The top three positions represented 26.9% of assets. Positions spanned 12 countries, led by the Netherlands at 20.8%, France at 13.1%, and Japan at 10.0%. A global shortage of semiconductors propelled semiconductor equipment supplier ASML to contribute the most to performance, while competitive concerns led online commerce platform MercadoLibre to detract the most.

Looking Forward

Global established equity markets generally ended 2021 on a positive note, and investors look to 2022 with expectations of improved pandemic and economic conditions. We anticipate that year-over-year economic and corporate earnings comparisons will normalize in 2022. Existing risks to growth such as deglobalization, supply chain interruption, and workforce issues are now joined by potentially persistent inflation across regions. Global Purchasing Manager Index activity steadily rebounded from the April 2020 lows to peak and then plateau in July 2021. Global capital markets are just beginning to discount coordinated tighter monetary policy combined with moderating fiscal policy, and we expect this to be the dominant theme in the first half of next year. At present, tailwinds appear stronger than headwinds, but the expected tightening may add volatility.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund’s return to the average return of Morningstar’s™ Foreign Large Blend category. Sextant International Fund Investor Shares’ 12-month return of 20.16% was more than 2% above the Morningstar™ category average of 10.29% at month-end November 30, 2021. Therefore, the Fund’s basic annual management fee of 0.50% was increased by 0.20% to 0.70% for the month of December 2021.

46	November 30, 2021	Annual Report

Sextant International Fund

Schedule of Investments					As of November 30, 2021

Common Stocks – 96.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

Telus	78,000	$560,986	$1,783,080	Canada	2.4%

		560,986	1,783,080		2.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Hermes International	500	434,490	931,265	France	1.2%

E-Commerce Discretionary

MercadoLibre[2]	3,883	322,033	4,614,596	Argentina	6.1%

		756,523	5,545,861		7.3%

Consumer Staples

Household Products

L’Oreal	2,000	658,700	896,301	France	1.2%

Unicharm	36,000	1,534,755	1,552,379	Japan	2.0%

Unilever ADR	13,300	420,683	676,305	United Kingdom	0.9%

		2,614,138	3,124,985		4.1%

Packaged Food

Danone SA	16,000	1,098,583	933,958	France	1.2%

		3,712,721	4,058,943		5.3%

Health Care

Large Pharma

Novartis ADR	15,600	768,885	1,243,320	Switzerland	1.7%

Novo Nordisk ADR	40,000	490,238	4,273,200	Denmark	5.7%

Roche Holding AG - Genusschein	3,600	1,334,323	1,394,314	Switzerland	1.8%

		2,593,446	6,910,834		9.2%

Medical Equipment

Alcon	25,000	1,294,019	1,960,000	Switzerland	2.6%

Koninklijke Philips	42,649	1,687,332	1,500,392	Netherlands	2.0%

		2,981,351	3,460,392		4.6%

		5,574,797	10,371,226		13.8%

Industrials

Electrical Components

TE Connectivity	11,000	1,662,693	1,693,230	Switzerland	2.3%

Electrical Power Equipment

Schneider Electric	10,000	1,801,618	1,761,428	France	2.3%

Rail Freight

Canadian National Railway	10,000	1,164,265	1,265,700	Canada	1.7%

		4,628,576	4,720,358		6.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	47

Sextant International Fund

Schedule of Investments					As of November 30, 2021

Common Stocks – 96.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Basic & Diversified Chemicals

Linde	5,500	$1,397,250	$1,749,770	Ireland	2.3%

Precious Metal Mining

Barrick Gold	25,000	447,250	474,750	Canada	0.7%

Steel Raw Material Suppliers

Rio Tinto ADR	32,800	1,773,219	2,056,232	United Kingdom	2.7%

		3,617,719	4,280,752		5.7%

Technology

Application Software

AVEVA Group	21,000	1,130,897	891,658	United Kingdom	1.1%

Dassault Systemes ADR	88,215	671,801	5,322,893	France	7.1%

Nemetschek SE	11,000	1,193,782	1,379,781	Germany	1.8%

NICE Systems ADR	21,100	798,367	6,160,778	Israel	8.2%

OpenText	50,000	2,072,526	2,370,500	Canada	3.1%

		5,867,373	16,125,610		21.3%

Consumer Electronics

Nintendo	3,400	1,490,299	1,492,726	Japan	2.0%

Sony ADR	25,000	1,506,327	3,046,250	Japan	4.0%

		2,996,626	4,538,976		6.0%

Electronics Components

Murata Manufacturing	20,000	1,656,127	1,460,690	Japan	1.9%

Information Services

Wolters Kluwer	50,000	936,626	5,580,865	Netherlands	7.4%

IT Services

Accenture, Class A	9,250	1,709,475	3,305,950	Ireland	4.4%

Semiconductor Manufacturing

ASML	10,840	378,054	8,579,968	Netherlands	11.4%

		13,544,281	39,592,059		52.4%

Utilities

Power Generation

Iberdrola	89,851	906,167	1,000,749	Spain	1.3%

Northland Power	38,000	1,225,865	1,130,120	Canada	1.5%

		2,132,032	2,130,869		2.8%

Total investments		$34,527,635	$72,483,148		96.0%

Other assets (net of liabilities)			3,006,312		4.0%

Total net assets			$75,489,460		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-income producing security

ADR: American Depositary Receipt

48	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments	As of November 30, 2021

Countries

Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	49

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2021

Assets

Investments in securities, at value (Cost $34,527,635)	$72,483,148

Cash	2,878,215

Recoverable tax receivable	144,408

Dividends receivable	47,059

Prepaid expenses	30,947

Receivable for Fund shares sold	9,200

Receivable for security sales	3,500

Total assets	75,596,477

Liabilities

Accrued advisory fees	32,621

Accrued audit expenses	14,174

Accrued postage	10,065

Accrued 12b-1 distribution fees	10,021

Payable for Fund shares redeemed	6,960

Accrued trustee expenses	6,738

Accrued printing fees	6,405

Accrued retirement plan custody fee	5,653

Accrued legal expenses	4,656

Accrued Chief Compliance Officer expenses	4,002

Accrued Reflow fees	2,961

Accrued other operating expenses	2,761

Total liabilities	107,017

Net assets	$75,489,460

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$31,440,807

Total distributable earnings	44,048,653

Net assets applicable to Fund shares outstanding	$75,489,460

Net asset value per Investor Share	SSIFX

Net assets, at value	$46,560,361

Shares outstanding	1,981,843

Net asset value, offering and redemption price per share	$23.49

Net asset value per Z Share	SIFZX

Net assets, at value	$28,929,099

Shares outstanding	1,228,619

Net asset value, offering and redemption price per share	$23.55

Statement of Operations

Year ended November 30, 2021

Investment income

Dividend income (net of foreign tax ($128,513)	$1,096,966

Total investment income	1,096,966

Expenses

Investment advisory fees	344,285

Distribution fees - Investor Shares	122,984

Audit fees	43,087

Filing and registration fees	34,115

Reflow fees	32,583

Chief Compliance Officer expenses	20,264

Trustee fees	19,243

Legal fees	16,935

Printing and postage fees	16,635

Other operating expenses	8,564

Custodian fees	6,867

Retirement plan custodial fees

Investor Shares	282

Z Shares	5,750

Total gross expenses	671,594

Less custodian fee credits	(6,867)

Net expenses	664,727

Net investment income	$432,239

Net realized gain from investments and foreign currencyA	$22,095,159

Net decrease in unrealized appreciation on investments and foreign currency	(7,848,741)

Net gain on investments	$14,246,418

Net increase in net assets resulting from operations	$14,678,657

A	Includes $11,781,441 in net realized gains from redemptions in-kind.

50	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Decrease in net assets from operations

From operations

Net investment income	$432,239	$599,131

Net realized gain (loss) on investment	22,095,159	(3,075,450)

Net increase (decrease) in unrealized appreciation	(7,848,741)	8,007,812

Net increase in net assets	14,678,657	5,531,493

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(193,665)	(2,232,061)

Net distribution to shareholders - Z Shares	(162,812)	(1,161,988)

Total distributions	(356,477)	(3,394,049)

Capital share transactions

Proceeds from sales of shares

Investor Shares	4,951,355	9,415,447

Z Shares	17,392,993	5,636,588

Value of shares issued in reinvestment of dividends

Investor Shares	190,430	2,197,723

Z Shares	156,810	1,125,526

Cost of shares redeemed

Investor Shares	(18,619,163)	(29,149,795)

Z Shares	(20,966,859)	(11,654,205)

Total capital share transactions	(16,894,434)	(22,428,716)

Total decrease in net assets	(2,572,254)	(20,291,272)

Net assets

Beginning of year	78,061,714	98,352,986

End of year	$75,489,460	$78,061,714

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	210,865	547,412

Number of shares issued in reinvestment of dividends and distributions	9,231	120,887

Number of shares redeemed	(845,292)	(1,704,832)

Net decrease in number of shares outstanding	(625,196)	(1,036,533)

Z Shares (SIFZX)

Number of shares sold	775,296	317,420

Number of shares issued in reinvestment of dividends and distributions	7,594	61,876

Number of shares redeemed	(922,890)	(680,270)

Net decrease in number of shares outstanding	(140,000)	(300,974)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	51

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)			For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021		2020		2019		2018		2017

Net asset value at beginning of year	$19.62		$18.50		$16.83		$17.98		$14.37

Income from investment operations

Net investment income	0.10	A	0.12	A	0.12	A	0.15	A	0.16	A

Net gains on securities (both realized and unrealized)	3.85		1.66		2.74		0.14		3.65

Total from investment operations	3.95		1.78		2.86		0.29		3.81

Less distributions

Dividends (from net investment income)	(0.08)		(0.11)		(0.15)		(0.17)		(0.20)

Distributions (from capital gains)	-		(0.55)		(1.04)		(1.27)		-

Total distributions	(0.08)		(0.66)		(1.19)		(1.44)		(0.20)

Net asset value at end of year	$23.49		$19.62		$18.50		$16.83		$17.98

Total return	20.16%		9.86%		18.82%		1.63%		26.76%

Ratios / supplemental data

Net assets ($000), end of year	$46,560		$51,141		$67,390		$41,688		$46,321

Ratio of expenses to average net assets

Before custodian fee credits	0.93%		0.83%		1.07%		1.05%		1.04%

After custodian fee credits	0.92%		0.82%		1.06%		1.04%		1.04%

Ratio of net investment income after custodian fee credits to average net assets	0.46%		0.70%		0.62%		0.89%		1.00%

Portfolio turnover rate	22%		16%		6%		2%		2%

Z Shares (SIFZX)			For year ended November 30,						Period ended

Selected data per share of outstanding capital stock throughout each year:	2021		2020		2019		2018		Nov. 30, 2017	B

Net asset value at beginning of year	$19.67		$18.55		$16.87		$18.00		$16.55

Income from investment operations

Net investment income	0.15	A	0.15	A	0.19	A	0.19	A	0.13	A

Net gains on securities (both realized and unrealized)	3.85		1.67		2.72		0.14		1.41

Total from investment operations	4.00		1.82		2.91		0.33		1.54

Less distributions

Dividends (from net investment income)	(0.12)		(0.15)		(0.19)		(0.19)		(0.09)

Distributions (from capital gains)	-		(0.55)		(1.04)		(1.27)		-

Total distributions	(0.12)		(0.70)		(1.23)		(1.46)		(0.09)

Net asset value at end of year	$23.55		$19.67		$18.55		$16.87		$18.00

Total return	20.42%		10.09%		19.14%		1.83%		9.32%	C

Ratios / supplemental data

Net assets ($000), end of year	$28,929		$26,921		$30,963		$20,692		$21,031

Ratio of expenses to average net assets

Before custodian fee credits	0.72%		0.63%		0.85%		0.84%		0.79%	D

After custodian fee credits	0.71%		0.63%		0.84%		0.82%		0.78%	D

Ratio of net investment income after custodian fee credits to average net assets	0.68%		0.87%		0.91%		1.13%		0.53%	D

Portfolio turnover rate	22%		16%		6%		2%		2%	C

A	Calculated using average shares outstanding
B	Operations commenced on June 2, 2017
C	Not annualized for periods of less than one year
D	Annualized for periods of less than one year

52	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Annual Report	November 30, 2021	53

Notes To Financial Statements (continued)

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2021, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$8,992,433	$-	$8,992,433

Government Bonds[1]	$-	$2,153,912	$-	$2,153,912

Total Assets	$-	$11,146,345	$-	$11,146,345

Bond Income

Corporate Bonds[1]	$-	$8,048,287	$-	$8,048,287

Government Bonds[1]	$-	$3,360,668	$-	$3,360,668

Municipal Bonds[1]	$-	$166,188	$-	$166,188

Total Assets	$-	$11,575,143	$-	$11,575,143

Continued on next page.

54	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2021, in valuing the Funds’ investments carried at value (continued):

Funds	Level 1	Level 2	Level 3	Total

Core

Common Stocks

Communications	$668,155	$-	$-	$668,155

Consumer Discretionary	1,373,128	-	-	1,373,128

Consumer Staples	843,427	-	-	843,427

Energy	571,011	-	-	571,011

Financials	799,794	-	-	799,794

Health Care	1,617,240	193,655	-	1,810,895

Industrials	1,481,217	-	-	1,481,217

Materials	855,176	-	-	855,176

Technology	2,274,153	-	-	2,274,153

Utilities	502,336	-	-	502,336

Total Common Stocks[1]	$10,985,637	$193,655	$-	$11,179,292

Corporate Bonds[1]	$-	$3,691,461	$-	$3,691,461

Government Bonds[1]	$-	$1,687,866	$-	$1,687,866

Municipal Bonds[1]	$-	$241,152	$-	$241,152

Total Assets	$10,985,637	$5,814,134	$-	$16,799,771

Global High Income

Common Stocks

Communications	$916,333	$176,015	$-	$1,092,348

Consumer Discretionary	-	271,987	--	271,987

Energy	334,514	-	-	334,514

Financials	503,900	361,177	-	865,077

Health Care	404,850	-	-	404,850

Industrials	-	116,772	-	116,772

Materials	747,945	-	-	747,945

Technology	417,000	219,518	-	636,518

Total Common Stocks	$3,324,542	$1,145,469	$-	$4,470,011

Corporate Bonds[1]	$-	$2,682,426	$-	$2,682,426

Government Bonds[1]	$-	$434,475	$-	$434,475

Municipal Bonds[1]	$-	$54,149	$-	$54,149

Total	$3,324,542	$4,316,519	$-	$7,641,061

Growth

Common Stocks[1]	$67,604,396	$-	$-	$67,604,396

Total Assets	$67,604,396	$-	$-	$67,604,396

International

Common Stocks

Communications	$1,783,080	$-	$-	$1,783,080

Consumer Discretionary	4,614,596	931,265	-	5,545,861

Consumer Staples	676,305	3,382,638	-	4,058,943

Health Care	8,976,912	1,394,314	-	10,371,226

Industrial	2,958,930	1,761,428	-	4,720,358

Materials	4,280,752	-	-	4,280,752

Technology	28,786,339	10,805,720	-	39,592,059

Utilities	1,130,120	1,000,749	-	2,130,869

Total Assets	$53,207,034	$19,276,114	$-	$72,483,148

[1]	See Schedule of Investments for industry breakout.

Annual Report	November 30, 2021	55

Notes To Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 - 2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of November 30, 2021, the reclassification of capital accounts were as follows:

	Core	International

Distributable earnings	$(124,126)	$(11,781,441)

Paid-in capital	$124,126	$11,781,441

These reclassifications were due to redemptions in kind.

The Short-Term Bond, Bond Income, Core, Global High Income, Growth Funds had no reclassification of capital accounts.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables - Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

56	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of 0.10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

For the fiscal year ended November 30, 2021, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$61,497	$(14,958)	$46,539

Bond Income	$64,728	$(25,825)	$38,903

Core	$98,267	$(32,689)	$65,578

Global High Income	$44,988	$(16,592)	$28,396

Growth	$317,934	$(112,760)	$205,174

International	$395,541	$(51,256)	$344,285

The adviser has voluntarily undertaken to limit expenses through March 31, 2022 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the year ended November 30, 2021, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$46,539	$(7,701)	$-

Bond Income	$38,903	$(6,710)	$-

Core	$65,578	$-	$-

Global High Income	$28,396	$(7,118)	$-

Growth	$205,174	$-	$-

International	$344,285	$-	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2021, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the year ended November 30, 2021, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$14,306

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$122,984

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Annual Report	November 30, 2021	57

Notes To Financial Statements (continued)

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2021, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$3,591

Bond Income	$3,086

Core	$3,627

Global High Income	$1,997

Growth Investor Shares (SSGFX)	$79

Growth Z Shares (SGZFX)	$8,786

International Investor Shares (SSIFX)	$282

International Z Shares (SIFZX)	$5,750

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2021, the Trust incurred compensation expenses of $38,000 which is included in $55,586 of total expenses for the independent Trustees. The Sextant Funds incurred $38,208 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2021, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$2,367

Bond Income	$3,755

Core	$3,907

Global High Income	$2,070

Growth	$12,225

International	$20,264

On November 30, 2021, the trustees, officers, and their affiliates as a group owned 42.35%, 28.43%, 34.80%, 57.32%, 0.38%, 18.92%, 0.00%, and 30.11% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2021, and 2020, were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020

Short-Term Bond Fund

Ordinary income	$ 132,185	$187,268

Bond Income Fund

Ordinary income	$299,448	$334,236

Core Fund

Ordinary income	$265,566	$179,880

Global High Income Fund

Ordinary income	$289,162	$311,447

Growth Fund

Ordinary income	$144,220	$181,466

Long-term capital gain[1]	$314,003	$1,640,414

International Fund

Ordinary income	$356,477	$627,004

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of November 30, 2021 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$11,099,597	$10,682,810

Gross tax unrealized appreciation	$99,864	$965,371

Gross tax unrealized depreciation	$(53,116)	$(73,038)

Net tax unrealized appreciation (depreciation)	$46,748	$892,333

	Core	Global High Income

Cost of investments	$11,401,195	$7,316,268

Gross tax unrealized appreciation	$5,409,114	$1,042,843

Gross tax unrealized depreciation	$(10,538)	$(718,050)

Net tax unrealized appreciation (depreciation)	$5,398,576	$324,793

	Growth	International

Cost of investments	$23,647,783	$34,527,635

Gross tax unrealized appreciation	$44,627,339	$38,902,239

Gross tax unrealized depreciation	$(670,726)	$(946,726)

Net tax unrealized appreciation (depreciation)	$43,956,613	$37,955,513

58	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

As of November 30, 2021, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$3,411

Tax accumulated earnings	3,411

Accumulated capital losses	(8,635)

Unrealized appreciation	46,748

Total accumulated earnings	$41,524

Bond Income

Undistributed ordinary income	$1,641

Tax accumulated earnings	1,641

Accumulated capital losses	(15,924)

Unrealized appreciation	892,333

Total accumulated earnings	$878,050

Core

Undistributed ordinary income	$270,298

Accumulated capital gains	307,946

Tax accumulated earnings	578,244

Unrealized appreciation	5,398,576

Other unrealized losses	(191)

Total accumulated earnings	$5,976,629

Global High Income

Undistributed ordinary income	$177,283

Tax accumulated earnings	177,283

Accumulated capital losses	(173,225)

Unrealized appreciation	324,793

Other unrealized losses	(4,028)

Total accumulated earnings	$324,823

Growth

Undistributed ordinary income	$179,947

Accumulated capital gains	5,700,455

Tax accumulated earnings	5,880,402

Unrealized appreciation	43,956,613

Total accumulated earnings	$49,837,015

International

Undistributed ordinary income	$502,085

Accumulated capital gains	5,601,388

Tax accumulated earnings	6,103,473

Unrealized appreciation	37,955,513

Other unrealized losses	(10,333)

Total accumulated earnings	$44,048,653

As of November 30, 2021, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond Fund

Short-term loss carryforward	$8,635	Unlimited

	$8,635

Bond Income Fund

Long-term loss carryforward	$15,924	Unlimitied

	$15,924

Global High Income Fund

Short-term loss carryforward	$173,225	Unlimited

	$173,225

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2021, were as follows:

	Purchases	Sales

Short-Term Bond	$4,136,260	$3,354,402

Bond Income	$359,128	$620,000

Core	$2,510,933	$4,043,603

Global High Income	$2,108,193	$2,048,501

Growth	$11,105,497	$14,611,126

International	$16,503,386	$34,525,199

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2021, were as follows:

Custodian Fee Credits

Short-Term Bond	$502

Bond Income	$528

Core	$813

Global High Income	$558

Growth	$2,610

International	$6,867

NOTE 8 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

Annual Report	November 30, 2021	59

Notes To Financial Statements (continued)

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 16, 2021, to all shareowners of record on December 15, 2021, as follows:

	Income	Long-Term Capital Gain	Short-Term Capital Gain

Core	$0.246	$0.262	$-

Global High Income	0.215	-	-

Growth (Investor Shares)	0.050	3.044	1.210

Growth (Z Shares)	0.143	3.044	1.210

International (Investor Shares)	0.130	1.756	-

International (Z Shares)	0.180	1.756	-

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

60	November 30, 2021	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Sextant Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sextant Short Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund and Sextant International Fund (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 28, 2022

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

Annual Report	November 30, 2021	61

Expenses	(unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021, to November 30, 2021).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2021)	Ending Account Value (November 30, 2021)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$992.80	$3.00	0.60%

Hypothetical (5% return before expenses)	$1,000	$1,022.06	$3.04	0.60%

Bond Income Fund	$1,000	$1,024.90	$2.76	0.54%

Hypothetical (5% return before expenses)	$1,000	$1,022.34	$2.76	0.54%

Core Fund	$1,000	$1,022.10	$2.69	0.53%

Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.69	0.53%

Global High Income Fund	$1,000	$989.00	$3.60	0.72%

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$3.66	0.72%

Growth Fund Investor Shares	$1,000	$1,120.60	$3.89	0.73%

Hypothetical (5% return before expenses)	$1,000	$1,021.40	$3.71	0.73%

Growth Fund Z Shares	$1,000	$1,122.00	$2.58	0.48%

Hypothetical (5% return before expenses)	$1,000	$1,022.64	$2.46	0.48%

International Fund Investor Shares	$1,000	$1,078.00	$5.40	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.87	$5.25	1.04%

International Fund Z Shares	$1,000	$1,079.30	$4.16	0.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.05	0.80%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2021, through November 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

62	November 30, 2021	Annual Report

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (72) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (63) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (60) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

President/CEO, Apple Mountain LLC, consulting and development;

Former US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None

(photo omitted)	Sarah E.D. Rothenbuhler (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (46) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

Annual Report	November 30, 2021	63

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (46) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (49) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (60) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (41) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2021, the trustees, officers, and their affiliates as a group owned 42.35%, 28.43%, 34.80%, 57.32%, 0.38%, 18.92%, 0.00%, and 30.11% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively. Saturna Capital Corporation is the Trust’s adviser and Saturna Brokerage Services, Inc. is the Trust’s distributor.

During the year ended November 30, 2021, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2021, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.68 million.

[1]	Holds the same postion with Amana Mututal Funds Trust

64	November 30, 2021	Annual Report

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 14, 2021, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, on behalf of each of the Sextant Funds (Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund, and International Fund) (the “Funds”), and Saturna Capital. In considering the renewal of the Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution – all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, all as of July 31, 2021. The Trustees also considered comparative information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2021. The Trustees also considered each Fund’s Morningstar performance rankings (one through five stars) and noted the sustainability ratings assigned to some of the Funds by Morningstar. In addition, the Trustees considered each Fund’s performance ranking relative to the Fund’s category selected by Lipper.

With respect to long-term (10- and 15-year) performance, the Trustees noted that Sextant Short-Term Bond Fund underperformed its Morningstar category average and its benchmark for the ten- and fifteen-year periods. The Trustees noted that Sextant Bond Income Fund underperformed the Morningstar category average for the ten- and fifteen-year periods, and outperformed and performed in line with its benchmark for those ten- and fifteen-year periods, respectively. The Trustees noted that Sextant Core Fund underperformed its Morningstar category average and benchmark for the ten-year period ended July 31, 2021. The Trustees noted that the Sextant Growth Fund underperformed its Morningstar category average for the ten- and fifteen-year periods and underperformed its benchmark for the ten-year period, and performed in line with its benchmark for the fifteen-year period. The Trustees noted that the Sextant International Fund’s average annual total return for the ten-year period ended on July 31, 2021 was below the Morningstar category average and was above the Morningstar category average for the fifteen-year period, and that the Fund outperformed its benchmark during the same periods.

The Trustees considered the short- and medium-term performance of the Funds, noting that Sextant International Fund outperformed its Morningstar category average for the three- and five-year periods ended July 31, 2021, while each of the other Funds trailed its Morningstar category average during the same periods. The Trustees noted that Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund each outperformed its benchmark for the three- and five-year periods, while the other Funds trailed their respective benchmarks for those periods. The Trustees also considered the Funds’ short-term performance, noting that for the one-year period ended on July 31, 2021, Sextant International Fund outperformed its Morningstar category average and benchmark, while each other Fund underperformed its Morningstar category average and benchmark.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

Annual Report	November 30, 2021	65

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar investment objectives and strategies. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and long-term time periods, as applicable. The Trustees continued to recognize the fulcrum structure of the advisory fee, where the manager’s compensation is directly related to the relative performance of each Fund.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts. The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds’ portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna Capital, receives distribution and shareholder services fees under Rule 12b-1, which it would not otherwise receive if Saturna Capital did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm’s - length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital.

66	November 30, 2021	Annual Report

Availability of Portfolio Information

(1)

The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.sextantfunds.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds. com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec. gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2021	67

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

SATURNA SUSTAINABLE FUNDS

Sustainable Equity Fund
SEEFX

Sustainable Bond Fund
SEBFX

Annual Report

November 30, 2021

Performance Summary (as of December 31, 2021)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	11.29%	21.93%	16.16%	n/a	0.78%	0.75%

S&P Global 1200 Index	21.55%	21.65%	15.40%	13.09%	n/a	n/a

Sustainable Bond Fund (SEBFX)	-1.88%	3.92%	2.85%	n/a	0.85%	0.65%

FTSE WorldBIG Index	-5.42%	3.43%	3.24%	1.76%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-7288762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 20 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2022.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2021	Annual Report

Fellow Shareowners:	January 12, 2022

Equity securities markets appreciated sharply during the fiscal year ended November 30, 2021. Total return for the S&P 500 Index was 27.92% and the broader MSCI All Country World Index returned 19.78%. Saturna Sustainable Equity Fund trailed, posting a 11.32% increase for the same period. Bond markets were roiled by the “reflation trade” with the FTSE WorldBIG losing -3.96% and the FTSE USBIG falling -1.14%. Saturna Sustainable Bond Fund rose modestly, gaining 0.51%. Year-over-year, assets of the Funds have grown 33% to more than $51 million, supporting investors with an innovative approach to sustainable investing and a collection of thought-provoking white papers, practice management tools, and impact reports.

We’re pleased to report outstanding ratings for both performance and sustainability from independent performance monitor Morningstar. As of December 31, 2021, the Saturna Sustainable Equity Fund was rated 5 Stars Overall and for the 3-year period (among 283 funds in the World Large-Stock Blend category). The Saturna Sustainable Bond Fund was rated 4 Stars for the 3-year period (among 190 funds in the World Bond category). As of November 30, 2021, Saturna Sustainable Equity ranked in the 3rd percentile (among 7,206 in the Global Equity Large Cap category) for sustainability, and Saturna Sustainable Bond ranked in the 9th percentile (among 1,746 funds in the Global Fixed-Income category), with both Funds earning “High” 5 Globe ratings. See page 5 for further details.

Rose-Tinted Glasses in Developed Markets

Developed equity markets seemed to defy logic this year. Supply chain disruptions, a new variant of the coronavirus, inflation spiking, and significant environmental catastrophes seem at odds with such an ebullient result. We caution that such outsized returns are not likely to repeat, especially as the Federal Reserve pulls the various levers at its command including ending stimulus programs and signaling rate increases.

(photo omitted)

Saturna Sustainable Equity (SEEFX)
Overall Rating™	Sustainability Rating™
★ ★ ★ ★ ★	Ø Ø Ø Ø Ø
Among 283 World Large-Stock Blend Funds, based on risk- adjusted performance

Saturna Sustainable Bond (SEBFX)
Overall Rating™	Sustainability Rating™
★ ★ ★	Ø Ø Ø Ø Ø
Among 192 World Bond Funds, based on risk-adjusted performance

Annual Report	November 30, 2021	3

At year end market observers offer their expectations for the coming year. We have little insight into inflation and interest rates in 2022. The removal of fiscal and monetary stimulus implies tightening conditions in 2022. Regardless, we feel confident about growth, with one caveat. While the Delta and Omicron variants have pushed US COVID infections to record highs, the milder illness from Omicron, as well as its transmissibility, imply a short spike. Infections are soaring, but experience elsewhere indicates the surge could quickly fade. The bigger risk is a disruption of Chinese economic activity. China has employed a zero-tolerance COVID strategy. The transmissibility of Omicron, travel during Chinese New Year, hosting the Winter Olympics, and weak protection from domestic vaccines mean that China may lock down wide swaths of its territory. That would affect global economic activity, inflation expectations, and the interest rate outlook in the short term. Longer term we may see an acceleration in de-globalization, affecting investment, margins, and profitability.

We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. Thank you for investing with us. Please read this report and let us know how we can be of assistance to you in your quest for responsible investment choices.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	November 30, 2021	Annual Report

Morningstar RatingsTM & Carbon MetricsTM	As of December 31, 2021	(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	Overall	Sustainability Rating™ B

Saturna Sustainable Equity Fund –“Large Blend” Category

SEEFX	n/a	★ ★ ★ ★ ★	★ ★ ★ ★ ★	★ ★ ★ ★ ★	Ø Ø Ø Ø Ø

% Rank in Category	93	14	11	n/a	3

Number of Funds in Category	327	283	236	283	7,206

Saturna Sustainable Bond Fund –“Large Growth” Category

SEBFX	n/a	★ ★ ★	★ ★ ★	★ ★ ★	Ø Ø Ø Ø Ø

% Rank in Category	31	42	54	n/a	9

Number of Funds in Category	203	190	164	190	1,746

The Morningstar Sustainability Ratings are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2021 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of December 31, 2021. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of November 30, 2021. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 100% of Assets Under Management. Saturna Sustainable Bond Fund was rated on 87% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings over time.

November 30, 2021	Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	11.32%	15.20%	n/a	0.78%

S&P Global 1200 Index	21.59%	14.96%	12.61%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $19,187 versus $20,726 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods. For the fiscal year ended November 30, 2020, the adviser reimbursed additional expenses of the Saturna Sustainable Equity Fund such that its net operating expense ratio was 0.73%.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

Legrand	2.7%

Adobe	2.6%

Apple	2.6%

Home Depot	2.4%

Lowe’s	2.3%

Johnson Matthey	2.3%

Accenture, Class A	2.3%

Tractor Supply	2.2%

Atlassian	2.2%

Wolters Kluwer	2.2%

Portfolio Diversification

% of Total Net Assets

Large Pharma	10.2%	∎
Application Software	8.3%	∎
Household Products	7.9%	∎
Home Products Stores	6.9%	∎
Specialty Chemicals	5.9%	∎
Commercial & Residential Building Equipment & Systems	4.2%	∎
IT Services	4.2%	∎
Electrical Power Equipment	3.6%	∎
Consumer Electronics	3.3%	∎
Semiconductor Devices	3.1%	∎
Apparel, Footwear & Accessory Design	2.7%	∎
Life Insurance	2.6%	∎
Communications Equipment	2.6%	∎
Renewable Energy Equipment	2.6%	∎
Industries < 2.5%	23.9%	∎
Other Assets (net of liabilities)	8.0%	∎

6	November 30, 2021	Annual Report

Saturna Sustainable Equity Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

After three consecutive years of outperforming its benchmark, the Saturna Sustainable Equity Fund took a breather. For the fiscal year ended November 30, 2021, the Fund returned 28.76% while the S&P Global 1200 Index returned 39.13%.

(photo omitted)

The Saturna Sustainable Equity Fund has a global mandate with assets allocated among 16 nations. As of November 30, 2021, Western Europe accounts for the largest weighting (48%) followed by North America (32.7%) and Asia-Pacific (11.3%). Top contributors to Fund performance in 2021 skewed toward holdings with headquarters in the US, and toward technology and software companies. Fund detractors, meanwhile, were spread more broadly among industries and regions.

Factors Affecting Past Performance

During the last fiscal year, the Saturna Sustainable Equity Fund continued to benefit from the unique economy nurtured by the COVID-19 pandemic, with many of the top contributors from the previous fiscal year emerging as leaders again this past year. Strong returns from both Lowe’s and Home Depot illustrate consumers’ ongoing focus on the home, and tech-focused stocks continued to soar.

Indeed, software companies claimed four of the 10 largest contributor spots this year with an even split between US-based companies (Microsoft, Adobe) and international holdings (Atlassian, Wolters Kluwer). Beyond their phenomenally popular products, these companies exemplify the well-managed, high-quality operations we seek for investment. Adobe and Atlassian consistently rank among the best companies to work for – this year coming in at #21 and #23, respectively, of the World’s Best Workplaces – and all four companies substantially outpace industry scores in the areas of compensation and benefits, diversity and labor rights, and training, health, and safety.

We believe that measures such as these provide meaningful clues to management’s strength; having an established, verified reputation as being a great place to work can speak volumes about the nature and quality of a company’s operations and ability to innovate, and upholds our firm belief in the ability of ESG criteria to identify risks within an investment.

Unfortunately, being a top performer from 2020 turned out to be a double-edged sword during 2021: many of the holdings that helped drive outperformance during the 2020 fiscal year hurt the Fund in this year. Four of this year’s largest detractors were the previous year’s largest contributors when three of them – Hartalega Holdings, Vestas Wind Systems, and Siemens Gamesa – brought in astounding triple digit returns.

Despite disappointing short-term performance from companies like Hartalega and those directly engaged in renewable wind energy, we are confident in the growth opportunities for these industries well into the future; in fact, we will be evaluating what opportunities may exist for additional investment in these industries within the upcoming year. Research from the NYC Stern Center for Sustainable Business found that improved financial performance attributable to ESG factors becomes more noticeable over longer time horizons.1 The dramatic swings that can occur in a near-term basis speak to the inherent risks involved in being a short-term investor.

Looking Forward

While 2021 was another record setting year for US equity markets there are reasons to believe 2022 won’t be as high flying, with the big-name tech stocks especially positioned to be tested. Similarly, the incredible growth of investment strategies marketed as ESG and sustainable has spurred increased scrutiny, and such products may be headed for a correction as well. New regulations from Europe that require asset manager to substantiate their ESG claims will likely catch on in the US as investors seek greater transparency amid greenwashing claims.

As for funds that truly integrate sustainability characteristics into their investment decisions, we know that ESG investing can provide downside protection, particularly during times of social and economic crisis.2 Saturna’s investors can be assured that our team of investment professionals is fully committed to identifying the companies that proactively manage their ESG risks. We plan to move forward in 2022 with a focus on building upon our success and refining our holdings to include companies that meet a high bar for sustainable practices. With uncertain conditions ahead, we have absolute faith that in the long run, companies that demonstrate top ESG performance will better serve shareholders over the long term.

Annual Report	November 30, 2021	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2021

Common Stocks – 92.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Entertainment Content

Walt Disney Company[2]	2,600	$460,792	$376,740	United States	1.5%

		460,792	376,740		1.5%

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	2,600	386,903	375,960	Germany	1.5%

Kering ADR	4,000	354,353	309,400	France	1.2%

		741,256	685,360		2.7%

E-Commerce Discretionary

Amazon.com[2]	96	201,118	336,679	United States	1.3%

Home Products Stores

Home Depot	1,500	279,738	600,915	United States	2.4%

Lowe’s	2,400	326,722	587,016	United States	2.3%

Tractor Supply	2,500	453,570	563,325	United States	2.2%

		1,060,030	1,751,256		6.9%

Other Commercial Services

Ecolab	1,500	237,915	332,205	United States	1.3%

Restaurants

Starbucks	3,213	237,202	352,273	United States	1.4%

Specialty Apparel Stores

TJX Companies	5,000	238,192	347,000	United States	1.4%

		2,715,713	3,804,773		15.0%

Consumer Staples

Household Products

Church & Dwight	3,400	195,721	303,892	United States	1.2%

L’Oreal ADR	5,400	297,824	487,458	France	1.9%

Reckitt Benckiser Group ADR	33,400	535,845	541,414	United Kingdom	2.1%

Unicharm ADR	40,500	326,015	351,135	Japan	1.4%

Unilever ADR	6,600	340,612	335,610	United Kingdom	1.3%

		1,696,017	2,019,509		7.9%

Packaged Food

Danone ADR	31,200	422,528	367,224	France	1.5%

Nestle ADR	1,000	86,610	128,500	Switzerland	0.5%

		509,138	495,724		2.0%

		2,205,155	2,515,233		9.9%

Energy

Renewable Energy Equipment

Siemens Gamesa Renewable Energy	11,000	174,378	291,446	Spain	1.2%

Vestas Wind Systems	11,000	199,477	366,586	Denmark	1.4%

		373,855	658,032		2.6%

Continued on next page.

8	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2021

Common Stocks – 92.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	860	$171,375	$270,831	United States	1.1%

Paypal	1,600	435,599	295,824	United States	1.2%

		606,974	566,655		2.3%

Life Insurance

AIA Group	25,000	198,003	263,259	Hong Kong	1.0%

Aviva ADR	40,000	355,595	407,600	United States	1.6%

		553,598	670,859		2.6%

P&C Insurance

Chubb	2,000	287,788	358,940	Switzerland	1.4%

		1,448,360	1,596,454		6.3%

Health Care

Large Pharma

GlaxoSmithKline ADR	11,500	454,117	472,880	United Kingdom	1.9%

Johnson & Johnson	2,300	365,640	358,639	United States	1.4%

Novartis ADR	4,300	394,692	342,710	Switzerland	1.4%

Novo Nordisk ADR	5,100	324,489	544,833	Denmark	2.1%

Pfizer	8,000	290,709	429,840	United States	1.7%

Roche Holding ADR	9,000	406,004	439,020	Switzerland	1.7%

		2,235,651	2,587,922		10.2%

Medical Equipment

Koninklijke Philips	13,627	573,272	479,398	Netherlands	1.9%

		2,808,923	3,067,320		12.1%

Industrials

Commercial & Residential Building Equipment & Systems

Assa Abloy ADR	27,500	272,303	385,137	Sweden	1.5%

Legrand	6,200	520,793	675,992	France	2.7%

		793,096	1,061,129		4.2%

Electrical Components

TE Connectivity	3,200	356,052	492,576	Switzerland	1.9%

Electrical Power Equipment

Schneider Electric ADR	13,600	287,302	483,344	France	1.9%

Siemens ADR	5,300	361,108	424,212	Germany	1.7%

		648,410	907,556		3.6%

Rubber & Plastic

Hartalega Holdings	80,000	63,885	123,253	Malaysia	0.5%

		1,861,443	2,584,514		10.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2021

Common Stocks – 92.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Specialty Chemicals

DSM Koninklijke	1,928	$255,228	$411,863	Netherlands	1.6%

Johnson Matthey	21,031	690,073	581,229	United Kingdom	2.3%

Novozymes A/S ADR	6,550	329,753	495,966	Denmark	2.0%

		1,275,054	1,489,058		5.9%

Technology

Application Software

Adobe[2]	1,000	108,410	669,850	United States	2.6%

Atlassian[2]	1,490	257,788	560,717	Australia	2.2%

Dassault Systemes ADR	7,530	119,029	454,360	France	1.8%

OpenText	9,250	409,846	438,543	Canada	1.7%

		895,073	2,123,470		8.3%

Communications Equipment

Apple	4,000	113,474	661,200	United States	2.6%

Consumer Electronics

Nintendo ADR	6,575	354,538	362,151	Japan	1.4%

Sony ADR	4,000	261,557	487,400	Japan	1.9%

		616,095	849,551		3.3%

Electronics Components

Murata Manufacturing	4,000	203,199	292,138	Japan	1.2%

Information Services

Wolters Kluwer	5,000	371,604	558,087	Netherlands	2.2%

Infrastructure Software

Microsoft	1,438	62,724	475,388	United States	1.9%

IT Services

Accenture, Class A	1,600	275,166	571,840	Ireland	2.3%

CGI Group Class A2	6,000	421,997	500,880	Canada	1.9%

		697,163	1,072,720		4.2%

Semiconductor Devices

NXP Semiconductors	1,800	179,525	402,048	Netherlands	1.6%

STMicroelectronics	7,800	224,246	378,612	Switzerland	1.5%

		403,771	780,660		3.1%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	3,650	114,007	427,597	Taiwan	1.7%

		3,477,110	7,240,811		28.5%

Total investments		$16,626,405	$23,332,935		92.0%
Other assets (net of liabilities)			2,042,060		8.0%

Total net assets			$25,374,995		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depository Receipt

10	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2021

Countries

Other assets (net of liabilities) 8.0%
Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	11

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $16,626,405)	$23,332,935

Cash	1,992,187

Dividends and tax reclaim receivable	46,910

Receivable for Fund shares sold	26,765

Prepaid expenses	122

Total assets	25,398,919

Liabilities

Accrued advisory fees	10,243

Accrued audit expenses	8,678

Accrued retirement plan custody fee	1,615

Accrued printing fees	1,152

Accrued registration/filling fees	858

Accrued Chief Compliance Officer expenses	514

Accrued other expenses	488

Accrued trustee expenses	376

Total liabilities	23,924

Net assets	$25,374,995

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$18,835,677

Total distributable earnings	6,539,318

Net assets applicable to Fund shares outstanding	$25,374,955

Fund shares outstanding	1,367,918

Net asset value, offering, and redemption price per share	$18.55

Statement of Operations

Year ended November 30, 2021

Investment income

Dividend income (net of foreign tax of ($28,089))	$328,986

Miscellaneous income	10

Total investment income	328,996

Expenses

Advisory fees	146,133

Filing and registration fees	23,236

Audit fees	9,806

Trustee fees	2,708

Chief Compliance Officer expenses	2,279

Custodian fees	2,209

Legal fees	2,195

Printing and Postage fees	1,348

Other operating expenses	1,229

Retirement plan custodial fees	493

Total gross expenses	191,636

Less adviser fees waived	(20,812)

Less custodian fee credits	(2,209)

Net expenses	168,615

Net investment income	$160,381

Net realized loss from investments and foreign currency	$(35,745)

Net increase in unrealized appreciation on investments and foreign currency	2,048,413

Net gain on investments and foreign currency	$2,012,668

Net increase in net assets resulting from operations	$2,173,049

12	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$160,381	$68,558

Net realized loss on investment and foreign currency	(35,745)	(29,089)

Net increase in unrealized appreciation on investments and foreign currencies	2,048,413	2,760,173

Net increase in net assets resulting from operations	2,173,049	2,799,642

Distributions to shareowners	(62,912)	(42,386)

Capital share transactions

Proceeds from sales of shares	7,491,624	7,996,955

Value of shares issued in reinvestment of dividends	62,910	42,319

Cost of shares redeemed	(1,123,380)	(2,147,693)

Total capital shares transactions	6,431,154	5,891,581

Total increase in net assets	$8,541,291	$ 8,648,837

Net assets

Beginning of year	16,833,704	8,184,867

End of year	$25,374,995	$16,833,704

Shares of the Fund sold and redeemed

Number of shares sold	418,656	546,666

Number of shares issued in reinvestment of dividends	3,664	3,047

Number of shares redeemed	(61,059)	(145,697)

Net increase in number of shares outstanding	361,261	404,016

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$16.72	$13.58	$11.51	$11.44	$9.43

Income from investment operations

Net investment income	0.13	0.10	0.09	0.09	0.09

Net gains on securities (both realized & unrealized)	1.76	3.11	2.08	0.07	1.97

Total from investment operations	1.89	3.21	2.17	0.16	2.06

Less distributions

Dividends (from net investment income)	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)

Total distributions	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)

Net asset value at end of year	$18.55	$16.72	$13.58	$11.51	$11.44

Total return	11.32%	23.74%	19.04%	1.39%	22.01%

Ratios / supplemental data

Net assets ($000), end of year	$25,375	$16,834	$8,185	$5,658	$4,984

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee credits	0.85%	0.78%	1.81%	1.27%	1.48%

After adviser fee waivers	0.76%	0.75%	0.78%	0.76%	0.88%

After adviser fees waiver and custodian fee credits	0.75%	0.73%	0.75%	0.75%	0.86%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assets	0.71%	0.61%	0.80%	0.82%	0.95%

Portfolio turnover rate	8%	13%	13%	8%	12%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	13

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of November 30, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	-2.14%	2.66%	n/a	0.85%

FTSE WorldBIG Index	-3.96%	3.24%	1.85%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $11,411 versus rising to $11,871 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

Canadian Imperial Bank (4.375% due 10/28/2080)	4.5%

European Investment Bank (3.30% due 02/03/2028)	3.7%

Telfon Celular del Paraguay (5.875% due 04/15/2027)	3.6%

MAF Sukuk (4.638% due 05/14/2029)	3.4%

Tabreed Sukuk (5.50% due 10/31/2025)	3.3%

INTL BK RECON & DEVELOP (4.25% due 01/22/2026)	3.2%

Bank of Nova Scotia (4.90% due PERP)	3.0%

Koninklijke KPN NV (5.00% due 11/18/2026)	2.9%

NextEra Energy Capital (2.241% due 06/15/2067)	2.7%

Lincoln National Corp (2.51338% due 05/17/2066)	2.6%

Portfolio Diversification

% of Total Net Assets

Financials	24.8%	∎
Government Bonds	14.5%	∎
Technology	12.6%	∎
Communications	7.9%	∎
Consumer Staples	7.2%	∎
Utilities	3.9%	∎
Materials	3.8%	∎
Consumer Discretionary	3.0%	∎
Energy	2.7%	∎
Health Care	1.8%	∎
Industrials	1.7%	∎
Other Assets (net of liabilities)	16.1%	∎

14	November 30, 2021	Annual Report

Saturna Sustainable Bond Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2021

For the fiscal year ended November 30, 2021, Saturna Sustainable Bond Fund produced a total return of -2.14% versus the FTSE WorldBIG Index, which returned -3.96%. The Fund had an effective duration (price sensitivity to changes in interest rates) of 2.73 years relative to 7.57 years for the Index. The outperformance of the Fund was primarily due to the underweight of the euro, positions in BB-rated bonds, and a shorter effective duration relative to the Index.

(photo omitted)

Factors Affecting Past Performance

2021 was a year of reclamation and began a process of repair toward normalization following the onset of the coronavirus nearly 18 months ago. The pandemic has exacted an enormous adverse impact on human health and the world’s economies. As a result of reopening, supply chain disruptions, and accommodative Fed policies, inflation took center stage over the last fiscal year. The byproduct of central bank accommodative measures, aggressive fiscal policies, and ongoing supply distributions have sown inflationary pressures not seen in years – in some cases, decades. As of November 2021, annualized inflation in the US had risen to 6.8%, the highest point since 1982, with the European Union posting 4.9%, the highest since 2008. Changes in inflation expectations have been a driving force in the adjusting shape of the yield curve and the Fund’s performance.

The shape of the Treasury curve shifted dramatically; the five- and seven-year part of the curve shifted up over 75 basis points (bps). Additionally, longer securities generally saw more volatility, with shorter duration bonds generally outperforming. The Fund lowered its effective duration last year from 5.38 years to 2.73 years in an effort to minimize interest rate risk. This shorter duration relative to the benchmark contributed to overall outperformance. The Fund moved out of long Treasury positions in the 10+ year maturity bucket, and redeployed cash to shorter corporate names in the BB and BBB category along with unique social impact bonds.

High-yield bonds performed well last year relative to higher-grade securities as economic recovery and demand for yield compressed spreads. Investment-grade corporate yields have widened across the curve in the past year, especially in the belly of the curve. Demonstrated in the chart below, BB-rated bonds outside of three years saw much better performance than their higher-grade counterparts, with positive returns outside of 15 years. At fiscal year-end, the Fund held 26.59% of the portfolio in BB-rated securities relative to the WorldBIG Index, which does not hold securities rated lower than investment grade. This is one factor that contributed to the performance differential, as these lower-rated bonds drove performance.

Currency movement also played an important role in performance. In total, the Fund held 28.73% of its portfolio in foreign currencies as of fiscal year-end. The Fund had

Continued on page 34.

Annual Report	November 30, 2021	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2021

Corporate Bonds – 69.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Italia[2]	5.303% due 05/30/2024	$500,000	$518,620	Italy	2.0%

Telfon Celular del Paraguay[3]	5.875% due 04/15/2027	900,000	925,200	Paraguay	3.6%

Vodafone Group[4]	7.00% due 04/04/2079	500,000	601,880	United Kingdom	2.3%

			2,045,700		7.9%

Consumer Discretionary

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	532,617	Belgium	2.0%

Starbucks	2.45% due 06/15/2026	250,000	260,442	United States	1.0%

			793,059		3.0%

Consumer Staples

Amaggi Lux Intl Sarl[2]	5.25% due 01/28/2028	500,000	496,255	Brazil	1.9%

Amaggi Lux Intl Sarl[3]	5.25% due 01/28/2028	500,000	496,255	Brazil	1.9%

Coty[2]	5.00% due 04/15/2026	350,000	356,605	United States	1.4%

Danone[2]	2.589% due 11/02/2023	500,000	514,533	France	2.0%

			1,863,648		7.2%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.125%)[5]	2.241% due 06/15/2067	750,000	693,750	United States	2.7%

			693,750		2.7%

Financials

Admiral Group[3]	5.50% due 07/25/2024	GBP 400,000	581,358	United Kingdom	2.2%

AXA[3,6]	5.125% due 01/17/2047	250,000	278,750	France	1.1%

Bank of Nova Scotia	4.90% due PERP	750,000	794,063	Canada	3.0%

Canadian Imperial Bank[7]	4.375% due 10/28/2080	CAD 1,450,000	1,171,834	Canada	4.5%

First Abu Dhabi Bank[3]	3.00% due 03/30/2022	250,000	251,819	United Arab Emirates	0.9%

Iron Mountain Inc[2]	5.25% due 07/15/2030	500,000	508,970	United States	2.0%

Lincoln National Corp (3 month LIBOR plus 2.04%)[5]	2.51538% due 05/17/2066	750,000	681,128	United States	2.6%

MAF Sukuk[3]	4.638% due 05/14/2029	800,000	886,267	United Arab Emirates	3.4%

State Street (Quarterly US LIBOR plus 100)[5]	1.116% due 06/15/2047	400,000	353,618	United States	1.4%

Toronto-Dominion Bank[3]	1.128% due 12/09/2025	CAD 500,000	377,752	Canada	1.5%

Women’s Livelihood Bond Asset II B2	3.95% due 12/10/2024	600,000	576,391	Singapore	2.2%

			6,461,950		24.8%

Health Care

Novartis Capital Corp	3.00% due 11/20/2025	250,000	265,248	Switzerland	1.0%

Roche[2]	2.625% due 05/15/2026	200,000	210,145	Switzerland	0.8%

			475,393		1.8%

Industrials

Odfjell SE3,5	6.49% due 01/21/2025	NOK 4,000,000	451,100	Norway	1.7%

			451,100		1.7%

Continued on next page.

16	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2021

Corporate Bonds – 69.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Materials

BALL	5.25% due 07/01/2025	$400,000	$438,876	United States	1.7%

Koninklijke DSM[3]	1.00% due 04/09/2025	EUR 250,000	293,170	Netherlands	1.1%

Stora Enso[2]	7.25% due 04/15/2036	200,000	266,447	Finland	1.0%

			998,493		3.8%

Technology

Koninklijke KPN	8.375% due 10/01/2030	250,000	357,367	Netherlands	1.4%

Koninklijke KPN[3]	5.00% due 11/18/2026	GBP 500,000	756,486	Netherlands	2.9%

Microsoft Corp	3.625% due 12/15/2023	250,000	263,295	United States	1.0%

Nokia	3.375% due 06/12/2022	550,000	556,952	Finland	2.1%

Nokia[3]	2.375% due 05/15/2025	EUR 250,000	296,661	Finland	1.2%

RELX	4.00% due 03/18/2029	400,000	444,687	United Kingdom	1.7%

Telecom Italia[3]	3.00% due 09/30/2025	EUR 520,000	600,886	Italy	2.3%

			3,276,334		12.6%

Utilities

Tabreed Sukuk[3]	5.50% due 10/31/2025	750,000	848,796	United Arab Emirates	3.3%

United Utilities	6.875% due 08/15/2028	135,000	173,273	United Kingdom	0.6%

			1,022,069		3.9%

Total Corporate Bonds	(Cost $19,624,732)		$18,081,496		69.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	17

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2021

Government Bonds – 14.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Financial Services

Federal Home Loan Bank	1.65% due 10/06/2031	$500,000	$497,586	United States	1.9%

			497,586		1.9%

Government Bonds

European Investment Bank	3.30% due 02/03/2028	AUD 1,250,000	959,655	Luxembourg	3.7%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 2,000,000	354,634	Brazil	1.4%

INTL BK RECON & DEVELOP	4.25% due 01/22/2026	MXN 20,000,000	840,527	Germany	3.2%

Ontario	2.65% due 02/05/2025	CAD 500,000	405,890	Canada	1.6%

Perusahaan Penerbit SBSN[3]	3.75% due 03/01/2023	250,000	258,980	Indonesia	1.0%

Queensland Treasury[3]	2.50% due 03/06/2029	AUD 600,000	447,959	Australia	1.7%

			3,267,645		12.6%

Total Government Bonds	(Cost $ 2,584,038)		$3,765,231		14.5%

Total investments	(Cost $ 22,208,770)		$21,846,727		83.9%

Other assets (net of liabilities)			4,201,081		16.1%

Total net assets			$26,047,808		100.0%

1	Denotes a country or region of primary exposure
2

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2021, the net value of these securities was $3,980,583 representing 15.3% of net assets.

3

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2021, the aggregate value of these securities was $7,751,439 representing 29.8% of net assets.

4	Vodafone Group is a fixed to float bond. The bond has a fixed rate until 04/04/2029 The interest rate represents the rate in effect at November 30, 2021.
5	Variable rate security. The interest rate represents the rate in effect at November 30, 2021 and resets periodically based on the parenthetically disclosed reference rate and spread.
6	AXA is a fixed to float bond. The bond has a fixed rate until 01/17/2027 The interest rate represents the rate in effect at November 30, 2021.
7

Canadian Imperial Bank is a fixed to float bond. The bond has a fixed rate until 10/28/2025 The interest rate represents the rate in effect at November 30, 2021. PERP: Security is perpetual in nature and has no stated maturity

AUD: Australian Dollar

BRL: Brazilian Real

CAD: Canadian Dollar

EUR: Euro

GBP: Great British Pound

MXN: Mexican Peso

NOK: Norwegian Krone

18	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2021

Countries

Other assets (net of liabilities) 16.1%
Weightings shown are a percentage of total net assets.

Bond Quality Diversification	(unaudited)

% of Total Net Assets

Rated “AAA”	7.9%	∎
Rated “AA+”	3.6%	∎
Rated “AA”	0.8%	∎
Rated “AA-”	1.9%	∎
Rated “A+”	1.6%	∎
Rated “A”	1.5%	∎
Rated “A-”	1.1%	∎
Rated “BBB+”	5.8%	∎
Rated “BBB”	15.4%	∎
Rated “BBB-”	9.9%	∎
Rated “BB+”	17.4%	∎
Rated “BB”	2.3%	∎
Rated “BB-”	7.2%	∎
Rated “B”	1.4%	∎
Not Rated	6.1%	∎
Other Assets (net of liabilities)	16.1%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	19

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $22,208,770)	$21,846,727

Cash	4,000,512

Dividends and interest receivable	239,970

Receivable for Fund shares sold	5,091

Prepaid expenses	1,085

Total assets	26,093,385

Liabilities

Accrued advisory fees	10,232

Accrued trustee expenses	9,218

Payable for Fund shares redeemed	5,907

Accrued audit expenses	4,783

Accrued printing fees	3,777

Accrued Chief Compliance Officer expenses	3,579

Accrued postage fees	3,571

Accrued legal expenses	2,134

Accrued retirement plan custody fee	1,280

Accrued other expenses	1,096

Total liabilities	45,577

Net assets	$26,047,808

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$25,820,671

Total distributable earnings	227,137

Net assets applicable to Fund shares outstanding	$26,047,808

Fund shares outstanding	2,599,839

Net asset value, offering, and redemption price per share	$10.02

Statement of Operations

Year ended November 30, 2021

Investment income

Interest income	$658,280

Total investment income	658,280

Expenses

Advisory fees	137,267

Filing and registration fees	25,220

Audit fees	13,639

Trustee fees	12,351

Chief Compliance Officer expenses	6,962

Printing and Postage fee expense	6,827

Legal fees	3,770

Custodian fees	3,531

Other operating expenses	3,434

Retirement plan custodial fees	1,422

Total gross expenses	214,423

Less adviser fees waived	(48,667)

Less custodian fee credits	(3,531)

Net expenses	162,225

Net investment income	$496,055

Net realized gain from investments and foreign currency	$232,318

Net decrease in unrealized appreciation on investments and foreign currency	(1,319,157)

Net loss on investments	$(1,086,839)

Net decrease in net assets resulting from operations	$(590,784)

20	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$496,055	$626,658

Net realized gains on investments and foreign currency	232,318	21,779

Net increase (decrease) in unrealized appreciation	(1,319,157)	996,180

Net increase (decrease) in net assets	(590,784)	1,644,617

Distributions to shareowners	(24,312)	(293,065)

Capital share transactions

Proceeds from sales of shares	9,497,512	7,552,324

Value of shares issued in reinvestment of dividends	21,141	255,413

Cost of shares redeemed	(4,828,279)	(14,962,191)

Total capital share transactions	4,690,374	(7,154,454)

Total increase (decrease) in net assets	$4,075,278	$(5,802,902)

Net assets

Beginning of year	21,972,530	27,775,432

End of year	$26,047,808	$21,972,530

Shares of the Fund sold and redeemed

Number of shares sold	926,301	764,964

Number of shares issued in reinvestment of dividends	2,063	26,166

Number of shares redeemed	(471,445)	(1,510,755)

Net increase (decrease) in number of shares outstanding	456,919	(719,625)

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$10.25	$9.70	$9.39	$9.87	$9.65

Income from investment operations

Net investment income	0.20	0.23	0.28	0.26	0.27

Net gains (losses) on securities (both realized and unrealized)	(0.42)	0.42	0.29	(0.48)	0.23

Total from investment operations	(0.22)	0.65	0.57	(0.22)	0.50

Less distributions

Dividends (from net investment income)	(0.01)	(0.10)	(0.26)	(0.26)	(0.27)

Capital gains distribution	-	-	-	-	(0.01)

Total distributions	(0.01)	(0.10)	(0.26)	(0.26)	(0.28)

Net asset value at end of year	$10.02	$10.25	$9.70	$9.39	$9.87

Total return	(2.14)%	6.78%	6.09%	(2.29)%	5.28%

Ratios / supplemental data

Net assets ($000), end of year	$26,048	$21,973	$27,775	$31,647	$21,980

Ratio of expenses to average net assets

Before fee waivers	0.86%	0.85%	0.83%	0.77%	0.92%

After fee waivers	0.66%	0.67%	0.66%	0.66%	0.75%

After fee waivers and custodian fee credits	0.65%	0.65%	0.65%	0.65%	0.74%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.99%	2.33%	2.87%	2.99%	2.82%

Portfolio turnover rate	65%	63%	38%	25%	14%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	21

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

22	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities. In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 24 is a summary of the inputs used as of November 30, 2021, in valuing the Funds’ investments carried at fair value.

Annual Report	November 30, 2021	23

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2021, in valuing the Funds’ investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Communications	$376,740	$-	$-	$376,740

Consumer Discretionary	3,804,773	-	-	$3,804,773

Consumer Staples	2,515,233	-	-	$2,515,233

Energy	-	658,032	-	$658,032

Financials	1,333,195	263,259	-	$1,596,454

Health Care	3,067,320	-	-	$3,067,320

Industrials	1,785,269	799,245	-	$2,584,514

Materials	495,966	993,092	-	$1,489,058

Technology	6,390,586	850,225	-	$7,240,811

Total Assets	$19,769,082	$3,563,853	$-	$23,332,935

Sustainable Bond Fund

Corporate Bonds[1]	$-	$18,081,496	$-	$18,081,496

Government Bonds[1]	-	$3,765,231	-	$3,765,231

Total Assets	$-	$21,846,727	$-	$21,846,727

[1]	See Schedule of Investments for industry breakout.

The following is a reconciliation of assets and liabilities for which Level 3 inputs were used in determining value.

Corporate Bonds

Beginning balance	$-

Total realized gain (loss)	$-

Change in unrealized appreciation (depreciation)	$(23,609)

Net purchases	$600,000

Net Sales	$-

Accrued Interest	$-

Transfers into Level 3	$-

Transfers out of Level 3	$576,391

Ending Balance	$-

24	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2021, there were no reclassifications to the capital accounts.

Distributions to shareowners:

Sustainable Bond Fund and Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Annual Report	November 30, 2021	25

Notes To Financial Statements (continued)

Recent Accounting Pronouncement:

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Board of Trustees, including those who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2022. For the fiscal year ended November 30, 2021, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived

Sustainable Equity	$146,133	$(20,812)

Sustainable Bond	$137,267	$(48,667)

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2021, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended November 30, 2021, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$493

Sustainable Bond	$1,422

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal year ended November 30, 2021, the Trust incurred compensation expenses of $38,000 which is included in $55,586 of total expenses for the independent Trustees. The Saturna Sustainable Funds incurred $15,059 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal year ended November 30, 2021, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$2,279

Sustainable Bond	$6,962

On November 30, 2021, the trustees, officers, and their affiliates as a group owned 33.21% and 15.32% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

26	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2021, and the fiscal year ended November 30, 2020, were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020

Sustainable Equity Fund

Ordinary income	$62,912	$46,186

Sustainable Bond Fund

Ordinary income	$24,312	$787,144

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on November 30, 2021, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$16,626,405	$22,208,770

Gross tax unrealized appreciation	$7,456,055	$424,300

Gross tax unrealized depreciation	$(749,525)	$(786,343)

Net tax unrealized appreciation (depreciation)	$6,706,530	$(362,043)

As of November 30, 2021, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$164,526

Tax accumulated earnings	164,526

Accumulated capital losses	(332,692)

Unrealized appreciation	6,706,530

Other unrealized gains	954

Total accumulated earnings	$6,539,318

Sustainable Bond

Undistributed net investment income	$112,879

Accumulated capital gains	486,632

Unrealized depreciation	(362,043)

Other unrealized losses	(10,331)

Total accumulated earnings	$227,137

On November 30, 2021, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Sustainable Equity Fund

Short-term loss carryforward	$332,663	Unlimited

$332,663

	Carryforward	Expiration

Sustainable Bond Fund

Long-term loss carryforward	$-	Unlimited

$-

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2021, were as follows:

	Purchases	Sales

Sustainable Equity	$7,179,991	$1,553,572

Sustainable Bond	$17,760,137	$14,714,979

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the year ended November 30, 2021, were as follows:

Custodian Fee Credits

Sustainable Equity	$2,209

Sustainable Bond	$3,531

NOTE 8 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 9 – Subsequent Events

The Sustainable Equity Fund and the Sustainable Bond Fund each declared a distribution to be paid on December 16, 2021, to all share owners of record on December 15, 2021, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain

Sustainable Equity	$0.120	$-	$-

Sustainable Bond	0.048	0.004	0.128

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2021	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Saturna Sustainable Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 28, 2022

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

28	November 30, 2021	Annual Report

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses. With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2021).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid

During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2021]	Ending Account Value [November 30, 2021]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,015.90	$3.79	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$971.90	$3.21	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2021, through November 30, 2021) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2021	29

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (72) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (63) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (60) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

President/CEO, Apple Mountain LLC, consulting and development

Former – US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None

(photo omitted)	Sarah E.D. Rothenbuhler (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (46) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

30	November 30, 2021	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (46) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (49) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (60) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (41) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2021, the trustees, officers, and their affiliates as a group owned 33.21% and 15.32% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2021, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2021, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.68 million.

[1]	Holds the same position with Amana Mutual Funds Trust

Annual Report	November 30, 2021	31

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 14, 2021, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of each Fund, and Saturna Capital. In considering the renewal of the Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund. The Trustees considered each Fund’s average annual total returns relative to its benchmark for the one-, three- and five-year periods ended July 31, 2021, noting that the Sustainable Equity Fund outperformed its benchmark for the three- and five-year periods and underperformed its benchmark for the one-year period. The Trustees noted that the Sustainable Bond Fund outperformed its benchmark for the one- and five-year periods and underperformed its benchmark for the three-year period. The Trustees considered comparative performance information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-and five-year periods ended July 31, 2021, noting that the Sustainable Equity Fund had outperformed its Morningstar category average for the three- and five-year periods, and underperformed the category average for the one-year period, while the Sustainable Bond Fund had outperformed its Morningstar category average for the one- and five-year periods and underperformed the category average for the three-year period. The Trustees also considered each Fund’s Morningstar performance ranking (one through five stars), and the Fund’s performance ranking relative to the Fund’s category selected by Lipper the one-, three- and five-year periods ended July 31, 2021. The Trustees also noted the high sustainability ratings assigned to the Funds by Morningstar.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar investment objectives and strategies, including socially responsible funds, and a range of asset sizes. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and medium-term time periods.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

32	November 30, 2021	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines also potentially benefit the Funds. The Trustees also noted that there were not soft dollar arrangements with respect to trading in the Funds’ portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees. The Trustees also noted with respect to the Sustainable Equity Fund that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgment that the fees paid by each Fund to Saturna Capital were, from an arm’slength bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital.

Annual Report	November 30, 2021	33

Saturna Sustainable Bond Fund:

Discussion of Fund Performance	(unaudited)

(continued from page 15)

a 4.50% exposure to the euro, underweight the 30.42% exposure in the Index. The Fund had an overweight to the Canadian dollar, with an exposure of 7.42% relative to the 0.86% position held in the Index. The euro depreciated 4.94% relative to the US dollar over the year, allowing the underweight to contribute to positive relative performance. On the other hand, the overweight to the Canadian dollar benefited the fund, with the currency appreciating 1.80% relative to the US dollar.

Looking Forward

At the end of 2021, governments around the world began the process of reversing accommodative measures to curb inflationary pressures. For example, the Fed announced its intentions to reverse its balance sheet expansion and to raise interest rates over the upcoming year. The Bank of Canada announced similar measures to wind down its quantitative easing program, while the Bank of England (BoE) raised their benchmark interest rates by 15-bps to 0.25% on December 16, 2021. This marked the first rise in its benchmark rates by the Bank’s Monetary Policy Committee (MPC) in three years and the first upward policy rate change among its G7 members.

The reversal of these accommodative measures has caused a tightening of financial conditions, introducing headwinds not seen in years. It’s likely that investment assets will experience volatility, as interest rates have been rising in response to the various central bank announcements. There could be continued upward pressure on yields and the Treasury curve throughout the year. Additionally, inflation will likely continue. We are defensively positioning the portfolio to withstand anticipated yield curve changes, currency movements, and inflationary pressures. Our goal has always been to choose good companies and invest through cycles. Our robust security selection process, which emphasizes governance, resiliency, and sustainability, is constantly evolving with the unfolding events. We continue to be well positioned to evaluate both the risks and opportunities that remain obscured below the surface.

Footnotes to Discussion of Fund Performance

Saturna Sustainable Equity Fund:

[1]

Atz, Ulrich. ESG and Financial Performance. NYU Stern Center for Sustainable Business, February 10, 2021. https://www.stern.nyu.edu/experience-stern/about/departments-centers-initiatives/centers-of-research/center-sustain-able-business/research/research-initiatives/esg-and-financial-performance

[2]	Ibid.

Saturna Sustainable Bond Fund:

[1]

Aratani, Lauren. US inflation rate rose to 6.8% in 2021, its highest since 1982. The Guardian, December 10, 2021. https://www.theguardian.com/business/2021/dec/10/us-inflation-rate-rise-2021-highest-increase-since-1982

[2]	Press Release: Annual inflation up to 4.9% in the euro area. Eurostat, December 17, 2021. https://ec.europa.eu/eurostat/documents/2995521/0/2-17122021-AP-EN.pdf/ebf0659e-db3c-fc20-9faa-e74964b1827d

[3]

Clinch, Matt. Euro zone inflation rises to 4.1% for October, hitting a new 13-year high. CNBC, October 29, 2021. https://www.cnbc.com/2021/10/29/euro-zone-inflation-rises-to-4point1percent-for-october-hitting-a-new-13-year-high.html

34	November 30, 2021	Annual Report

Availability of Portfolio Information

(1)

The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.saturnasustainable.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2021	35

www.saturnasustainable.com

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

Annual Report

November 30, 2021

Performance Summary (as of December 31, 2021)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	0.31%	3.32%	2.94%	2.47%	3.13%	0.72%[1]

S&P Idaho Municipal Bond Index	2.22%	4.64%	4.03%	4.13%	4.45%	n/a

“Muni Single State Intermediate” Category Average[2]	0.63%	3.44%	2.92%	2.69%	3.14%	0.93%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial adviser, visit www.idahotaxexemptfund.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar December 31, 2021. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: Winter corral and cabin, Sawtooth Mountains.

2	November 30, 2021	Annual Report

(unaudited)

Fellow Shareowners:	January 18, 2022

The state of Idaho expects to end the current fiscal year with another record surplus of $1.6 billion.1 The carryover of last year’s $800 million surplus combined with higher revenues contributed to the increase, demonstrating the state’s strong fiscal discipline. Over the past year individual income taxes, sales taxes, and corporate income taxes have all come in ahead of forecasts. Sales tax collections are up over $100 million compared to a year ago.

The exact allocation of the surplus funds hasn’t been determined and will likely be decided in the forthcoming legislative session. However, the latest plan put forth by Governor Brad Little focuses on investing in education, tax relief, and transportation. Idaho’s willingness to maintain a balanced budget and take swift action to keep that balance will likely be a driver of good performance into the future.

Idaho continues to benefit from favorable demographic trends. The latest Census data show that Idaho’s population grew by 16.5% with the largest net migration of any state in the country from 2010-2020.2 More recently it was also the number one place to move in 2020 based on the United Vans Lines National Mover Study with the number of people moving from California to Idaho last year up 27%.3 Idaho also had the third-fastest growth in personal income since the pandemic began, with a growth rate of 5.6% from Q4 2019 to Q2 2021, well above the US average of 4.1%.4 Jobs have been added at rate largely outpacing most other states, rising over 120% since pre-pandemic levels. As of the last data in July 2021, the state was one of only two that had employment that exceeded pre-pandemic levels.

Municipal bonds performed well over the past year relative to other fixed-income asset classes, due in part to strong flows into municipal funds driving a supply/demand imbalance. The Bloomberg US Aggregate Bond Index fell -1.15%, while the Bloomberg Municipal Bond Index rose 1.97%. The Idaho Tax-Exempt Fund specifically saw a positive return for the fiscal year ending November 30, 2021, of 0.51%. The Fund is positioned defensively with a shorter average maturity of 10.19 years relative to the benchmark S&P Municipal Idaho Index at 13.33 years. We have also focused on higher grade securities holding 97.6% of the Fund (excluding cash) in bonds rated “A” or higher. While the defensive positioning resulted in a lower return vs the Index, we anticipate additional volatility over the next year and are well-positioned to take advantage of market opportunities.

As of November 2021, annualized inflation in the US had risen to 6.8%, the highest it’s been since 1982.5 The shape of the Treasury curve shifted dramatically over the course of the year, with the 5-year and 7-year parts of the curve shifting up over 75 basis points. The end of 2021 marked an important period as governments around the world began separately to embark upon the process of reversing accommodative measures to curb inflationary pressures. For example, the US Federal Reserve announced its intention to reverse its balance sheet expansion and raise interest rates over the upcoming year.

Continued on next page.

Annual Report	November 30, 2021	3

(unaudited)

The reversal of accommodative measures and subsequent inflationary pressures are likely to increase volatility. We expect continued upward pressure on yields and the Treasury curve throughout the year. Inflation will likely continue as well. We are defensively positioning the portfolio to withstand these anticipated economic trends. We have been focusing on credit research and surveillance, paying special attention to financial liquidity and flexibility. Our goal has always been to choose good investments and invest through cycles. Our robust security selection process which emphasizes governance, resiliency, and revenue diversity is constantly evolving.

Historically, municipal bonds tend to do well during recessions. Even with two negative episodes in 1981 and 2008, each of those times poor performance was followed by a solid rebound in tax-exempt securities. Municipal securities also tend to do well during Fed tightening cycles, with muni ratios declining as a percent of Treasurys during the past several tightening cycles. However, we continue to be vigilant for potential challenges spurred by inflationary pressures. Our security review and surveillance process emphasizes selecting issues with strong balance sheets and financial flexibility. The challenges faced from Covid-19 crisis highlight the merits of conservative fiscal management. Idaho continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten MBA,

President

(photo omitted)

Elizabeth Alm CFA®,

Portfolio Manager

[1]

Corbin, Clark. Idaho projecting another record budget surplus. Idaho Capital Sun, January 5, 2022. https://www.mtexpress.com/news/state_regional/idaho-projecting-another-record-budget-surplus/article_ca62e8d6-6d17-11ec-808e-337d53ad7e46.html

[2]	2020 Evaluation Estimates. United States Census Bureau, October 8, 2021. https://www.census.gov/programs-surveys/popest/technical-documentation/research/evaluation-estimates.html
[3]

Webster, Keeley. Idaho, Utah top other states in post-pandemic job growth, Fitch says. The Bond Buyer, September 13, 2021. https://www.bondbuyer.com/news/idaho-utah-top-other-states-in-post-pandemic-job-growth-fitch-says

[4]

Rosewicz, Barb; Maciag, Mike; Fleming, Joe. State Personal Income Up From Pre-Pandemic Levels, Despite Less Aid. The Pew Charitable Trusts, December 22, 2021. https:// www.pewtrusts.org/en/research-and-analysis/data-visualizations/2014/fiscal-50#ind8

[5]

Aratani, Lauren. US inflation rose to 6.8% in 2021, its highest since 1982. The Guardian, December 10, 2021. https://www.theguardian.com/business/2021/dec/10/us-inflation-rate-rise-2021-highest-increase-since-1982

4	November 30, 2021	Annual Report

Performance Summary	(unaudited)

Average Annual Returns (as of November 30, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	0.51%	3.15%	2.61%	0.72%

S&P Idaho Municipal Bond Index	2.61%	4.18%	4.28%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2011, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $12,944 versus $15,210 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification

% of Total Net Assets

General Obligations	41.1%	∎
State Education	16.3%	∎
Real Estate	9.7%	∎
Municipal Leases	8.5%	∎
Financial Services	3.6%	∎
Water Supply	3.4%	∎
Government Bonds	3.1%	∎
Pollution Control	2.2%	∎
Medical/Hospitals	2.2%	∎
Health Care Facilities	2.1%	∎

Educational Services	0.6%	∎

Other assets (net of liabilites)	7.2%	∎

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	3.9%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.0%

University of Idaho Revenue (5.00% due 04/01/2032)	2.9%

Idaho State Building Authority (5.00% due 09/01/2032)	2.8%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.7%

Idaho Fish & Wildlife Foundation Rev (5.00% due 12/01/2033)	2.6%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.5%

Fremont Cnty ID Annual Approp COPS (4.00% due 09/01/2031)	2.3%

Idaho St Bond Bank Auth Rev (4.00% due 09/15/2032)	2.2%

Twin Falls Co ID SCD #411 Series A (4.25% due 09/15/2030)	2.2%

Annual Report	November 30, 2021	5

Discussion of Fund Performance	(unaudited)

For the 12 months ended November 30, 2021, Idaho Tax-Exempt Fund returned 0.51%, versus the S&P Idaho Municipal Index which returned 2.61%. For the five years ended November 30, 2021, the Fund provided an annualized total return of 3.15%, compared to the 4.18% annualized return for the Index. The Fund’s net operating expense ratio was reduced to 0.67%. For the year, the Fund’s net assets fell 0.61% to $14.89 million. The Fund’s net asset value per share fell from $5.65 to $5.58.

Factors Affecting Past Performance

2021 was a year of reclamation and began a process of repair toward normalization following the onset of the coronavirus nearly 18-months ago. The pandemic has exacted an enormous adverse impact on human health and the world’s economies, and the effects are still rippling across the globe. Inflationary pressures not seen in years took center stage during the last fiscal year, sown by accommodative measures from the Federal Reserve, aggressive fiscal policies, and on-going supply disruptions. As of November 2021, annualized inflation in the US has risen to 6.8%, the highest it’s been since 1982.1 The shape of the Treasury curve shifted dramatically over the course of the year, with the 5-year and 7-year parts of the curve shifting up over 75 basis points.

Despite this upward shift, municipal bonds generally performed well relative to other fixed income securities. The Bloomberg US Aggregate Bond Index fell -1.15%, while the Bloomberg Municipal Bond Index rose 1.97%. While investment-grade municipals saw positive returns, high-yield municipal bonds saw even better returns last year, with the Bloomberg Municipal High Yield Index returning 9.50%. One of reasons for outperformance were record flows into municipals driving a supply/demand imbalance. As of the end of November, muni mutual funds saw their 38th consecutive week of positive cash flow.2

Longer dated maturities saw better returns versus shorter maturities, and lower rated municipal bonds outperformed higher quality bonds. The Fund has been defensively positioned to minimize volatility and had a modified duration of 5.85 years with a weighted average maturity of 10.19 years. As of November 30, 2021, the S&P Idaho Municipal Bond Index had a modified duration of 5.06 years and a weighted average maturity of 13.33 years. The longer maturities in the Index contributed to the better performance relative to the Fund.

The Fund focused on strong, higher-grade credits expected to perform well through cycles. Excluding cash, 97.6% of the Fund is invested in securities rated “A” or better. The Fund ended the year with 7.2% in cash. This cash holding contributed to the performance differential relative to the benchmark but will also allow the Fund to exploit forthcoming opportunities.

Looking Forward

The end of 2021 marked an important period as governments around the world began to separately embark upon the process of reversing accommodative measures to curb inflationary pressures. For example, the US Federal Reserve announced its intention to reverse its balance sheet expansion and raise interest rates over the upcoming year.

The reversal of accommodative measures and subsequent inflationary pressures are likely to increase volatility. We expect continued upward pressure on yields and the Treasury curve throughout the year. Inflation will likely continue as well. We are defensively positioning the portfolio to withstand these anticipated economic trends. We have been focusing on credit research and surveillance, paying special attention to financial liquidity and flexibility. Our goal has always been to choose good investments and invest through cycles. Our robust security selection process which emphasizes governance, resiliency, and revenue diversity is constantly evolving.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. The Fund may purchase carefully vetted, nonrated Idaho bonds. Idaho Tax-Exempt Fund chooses not to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. The Fund does not employ derivatives or other financial engineering tools to modify risk and return.

[1]

Aratani, Lauren. US inflation rose to 6.8% in 2021, its highest since 1982. The Guardian, December 10, 2021. https://www.theguardian.com/business/2021/dec/10/us-inflation-rate-rise-2021-highest-increase-since-1982

[2]	Funke, Lynn; Siegel, Larry. Munis Steady while Omicron roils other markets. The Bond Buyer, December 1, 2021. https://www.bondbuyer.com/news/munis-steady-while-omicron-roils-other-markets

6	November 30, 2021	Annual Report

Schedule of Investments				As of November 30, 2021

Tax-Exempt Municipal Bonds – 92.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Educational Services

Boise City ID Indep Sch Dist	5.00% due 08/01/2032	$65,000	$82,547	0.6%

			82,547	0.6%

Financial Services

Idaho Housing & Finance Rev	3.00% due 07/01/2036	100,000	100,210	0.7%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	95,000	102,713	0.7%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	310,000	332,728	2.2%

			535,651	3.6%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	379,081	2.5%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	117,757	0.8%

Boise City ID Independent SD	3.00% due 08/01/2038	100,000	104,096	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	207,582	1.4%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	259,478	1.7%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	15,442	0.1%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	35,983	0.3%

Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	292,962	2.0%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	449,907	3.0%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	313,086	2.1%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	183,004	1.2%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	269,663	1.8%

Caribou Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	330,765	2.2%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	168,698	1.1%

College of Western ID Annual Approp	4.00% due 10/01/2027	125,000	146,003	1.0%

Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	128,651	0.9%

Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	41,164	0.3%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	296,730	2.0%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	106,128	0.7%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	212,221	1.4%

Madison Co ID Sch Dist #321 Rexburg	5.00% due 09/15/2034	25,000	30,847	0.2%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	308,160	2.1%

Owyhee & Canyon Co. # 363 Marsing	4.00% due 09/15/2035	150,000	172,515	1.2%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	582,918	3.9%

Twin Falls Co ID SCD #411 Series A	4.00% due 09/15/2027	170,000	187,008	1.3%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2030	300,000	332,090	2.2%

Twin Falls Co ID SCD #411 Series B	4.75% due 09/15/2039	200,000	224,162	1.5%

Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	224,105	1.5%

			6,120,206	41.1%

Government Bonds

Idaho St Bldg Auth Health & Welfare	5.00% due 09/01/2043	25,000	30,835	0.2%

Idaho St Health Facs Auth	4.00% due 09/01/2045	265,000	311,308	2.1%

Idaho St Hsg & Fin Assn	5.00% due 07/15/2037	100,000	125,909	0.8%

			468,052	3.1%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	316,140	2.1%

			316,140	2.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	7

Schedule of Investments				As of November 30, 2021

Tax-Exempt Municipal Bonds – 92.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	$300,000	$321,879	2.2%

			321,879	2.2%

Municipal Leases

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2031	280,000	341,960	2.3%

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2036	210,000	250,668	1.7%

Idaho Falls ID COPs	4.00% due 09/15/2028	260,000	307,187	2.1%

Idaho Falls ID COPS	4.00% due 09/15/2038	150,000	178,355	1.2%

Idaho St HLTH FACS ADA CNTY	4.00% due 09/01/2040	155,000	184,180	1.2%

			1,262,350	8.5%

Pollution Control

Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,067	0.1%

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	151,307	1.0%

Idaho Bond Bank Authority	4.00% due 09/15/2033	135,000	156,921	1.1%

			328,295	2.2%

Real Estate

Idaho Fish & Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	392,292	2.6%

Idaho Fish & Wildlife Foundation Rev	4.00% due 12/01/2036	200,000	235,532	1.6%

Idaho St HSG & FIN	2.25% due 07/01/2031	200,000	201,108	1.3%

Idaho State Building Authority	5.00% due 09/01/2031	200,000	207,208	1.4%

Idaho State Building Authority	5.00% due 09/01/2032	400,000	414,415	2.8%

			1,450,555	9.7%

State Education

Ada & Canyon ID SCH #3 Kuna	5.00% due 09/15/2030	25,000	30,355	0.2%

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	142,178	0.9%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	187,758	1.3%

Idaho State University Revenue	4.00% due 04/01/2027	170,000	192,333	1.3%

Idaho State University Revenue	4.00% due 04/01/2030	245,000	274,711	1.8%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	260,981	1.8%

Jefferson & Madison Cos. ID SCD#251	5.00% due 09/15/2028	100,000	126,882	0.9%

Jefferson & Madison ID SCD #251	5.00% due 09/15/2032	25,000	31,493	0.2%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	401,305	2.7%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	315,344	2.1%

University of Idaho Revenue	5.00% due 04/01/2032	30,000	30,471	0.2%

University of Idaho Revenue	5.00% due 04/01/2032	425,000	431,036	2.9%

			2,424,847	16.3%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2032	195,000	221,476	1.5%

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	288,932	1.9%

			510,408	3.4%

Total investments	(Cost $13,164,540)		$13,820,930	92.8%

Other assets (net of liabilities)			1,066,946	7.2%

Total net assets			$14,887,876	100.0%

8	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

AAA	31.1%	∎

AA+	17.0%	∎
AA	12.4%	∎
AA-	11.8%	∎
A+	13.4%	∎
A	5.8%	∎
Not Rated	1.3%	∎

Other Assets (net of liabilities)	7.2%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	9

Statement of Assets and Liabilities

As of November 30, 2021

Assets

Investments in securities, at value (Cost $13,164,540)	$13,820,930

Cash	958,604

Interest receivable	129,172

Prepaid expenses	1,359

Other assets	800

Total assets	14,910,865

Liabilities

Accrued advisory fees	6,088

Accrued audit expenses	5,186

Distributions payable	2,770

Payable for Fund shares redeemed	2,446

Accrued legal expenses	1,775

Accrued trustee expenses	1,295

Accrued Chief Compliance Officer expenses	1,284

Accrued printing fees	943

Accrued other operating expenses	617

Accrued postage fee	479

Accrued retirement plan custody fee	106

Total liabilities	22,989

Net assets	$14,887,876

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,287,899

Total distributable earnings	599,977

Net assets applicable to Fund shares outstanding	$14,887,876

Fund shares outstanding	2,668,086

Net asset value, offering and redemption price per share	$5.58

Statement of Operations

Year ended November 30, 2021

Investment income

Interest income	$352,410

Total investment income	352,410

Expenses

Investment advisory fees	73,153

Audit fees	7,787

Legal fees	3,768

Chief Compliance Officer expenses	3,098

Filing and registration fees	2,533

Trustee fees	2,319

Transfer agent fees	1,789

Other expenses	1,743

Printing and postage expenses	1,662

Custodian fees	595

Retirement plan custodial fees	110

Total gross expenses	98,557

Less transfer agent fees waived	(1,789)

Less custodian fee credits	(595)

Net expenses	96,173

Net investment income	$256,237

Net realized gain from investments	$27,674

Net decrease in unrealized appreciation on investments	(211,219)

Net loss on investments	$(183,545)

Net increase in net assets resulting from operations	$72,692

10	November 30, 2021	Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Changes of Net Assets	Year ended November 30, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$256,237	$260,829

Net realized gain on investment	27,674	3,912

Net increase (decrease) in unrealized appreciation	(211,219)	253,795

Net increase in net assets	72,692	518,536

Distributions to shareholders	(256,226)	(260,790)

Capital share transactions

Proceeds from sales of shares	1,605,737	1,747,848

Value of shares issued in reinvestment of dividends	221,011	219,377

Cost of shares redeemed	(1,735,159)	(731,875)

Total capital share transactions	91,589	1,235,350

Total increase (decrease) in net assets	(91,945)	1,493,096

Net assets

Beginning of year	14,979,821	13,486,725

End of year	$14,887,876	$14,979,821

Shares of the Fund sold and redeemed

Number of shares sold	286,094	311,367

Number of shares issued in reinvestment of dividends	39,403	39,076

Number of shares redeemed	(308,540)	(130,816)

Net increase in number of shares outstanding	16,957	219,627

Financial Highlights	For the year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$5.65	$5.55	$5.28	$5.37	$5.29

Income from investment operations

Net investment income	0.10	0.10	0.11	0.12	0.13

Net gains (losses) on securities (both realized & unrealized)	(0.07)	0.10	0.27	(0.09)	0.08

Total from investment operations	0.03	0.20	0.38	0.03	0.21

Less distributions

Dividends (from net investment income)	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)

Total distributions	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)

Net asset value at end of year	$5.58	$5.65	$5.55	$5.28	$5.37

Total return	0.51%	3.67%	7.30%	0.51%	3.90%

Ratios / supplemental data

Net assets ($000), end of year	$14,888	$14,980	$13,487	$13,554	$17,474

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee credits	0.67%	0.72%	0.69%	0.68%	0.67%

After transfer agent fee waiver	0.66%	0.71%	0.67%	0.67%	0.66%

After transfer agent fee waiver and custodian fee credits	0.66%	0.71%	0.67%	0.67%	0.65%

Ratio of net investment income after fee waiver and custodian credits to average net assets	1.75%	1.82%	2.07%	2.20%	2.33%

Portfolio turnover rate	9%	5%	4%	13%	20%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2021	11

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

12	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2021, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$13,820,930	$-	$13,820,930

Total Assets	$-	$13,820,930	$-	$13,820,930

[1]	See Schedule of Investments for industry breakout.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019), or expected to be taken in the Fund’s 2020 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2021, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates my continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

Annual Report	November 30, 2021	13

Notes To Financial Statements (continued)

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums.

Recent Accounting Pronouncement:

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

Note 3 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed and approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2021, the Fund incurred advisory fee expenses of $73,153.

Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2021. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2021, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $1,789.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2021, the Fund incurred retirement plan custodial fees of $110.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended November 30, 2021, the Trust paid trustee compensation expenses of $38,000 which is included in the $55,586 of total expenses incurred for the independent Trustees. The Fund’s allocation of these expenses was $2,319.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2021, the Fund’s allocation of these expenses was $3,098.

On November 30, 2021, the trustees, officers, and their immediate families as a group directly or indirectly owned 16.98% of the outstanding shares of the Fund.

14	November 30, 2021	Annual Report

Notes To Financial Statements (continued)

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2021, and November 30, 2020, were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020

Tax-exempt income	$256,226	$260,597

Taxable income	$-	$193

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of November 30, 2021 were as follows:

Cost of investments	$13,164,540

Gross unrealized appreciation	$674,011

Gross unrealized depreciation	$(17,621)

Net unrealized appreciation	$656,390

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,870

Accumulated capital loss	$(60,283)

Unrealized appreciation	$656,390

Total accumulated earnings	$599,977

As of November 30, 2021, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$55,441	Unlimited

Long-term loss carryforward	$4,842	Unlimited

	$60,283

Note 6 – Investments

During the year ended November 30, 2021, the Fund purchased $1,663,361 of securities and sold/matured $1,177,091 of securities.

Note 7 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the year ended November 30, 2021, amounted to $595.

Note 8 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the fund’s performance and its ability to achieve its investment objective.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2021	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Idaho Tax-Exempt Fund,

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Idaho Tax-Exempt Fund, (the “Fund”), a series of Saturna Investment Trust, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 28, 2022

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

16	November 30, 2021	Annual Report

Expenses	(unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021, to November 30, 2021).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2021]	Ending Account Value [November 30, 2021]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$1,001.10	$3.38	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.42	0.67%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.65% (based on the most recent semi-annual period of June 1, 2021 through November 30, 2021) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2021	17

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (72) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (63) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (60) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

President/CEO, Apple Mountain LLC,
consulting and development;

Former US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None

(photo omitted)	Sarah E.D. Rothenbuhler (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (46) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

18	November 30, 2021	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (46) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (49) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (60) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (41) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2021 the Trustees, officers, and their related accounts as a group owned 16.98% of the outstanding shares of the Fund.

During the year ended November 30, 2021, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2021, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.68 million.

[1]	Holds the same postion with Amana Mututal Funds Trust

Annual Report	November 30, 2021	19

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 14, 2021, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of the Fund, and Saturna Capital. In considering the renewal of the Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio manager and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long- term success of the Fund. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen- year periods, all as of July 31, 2021. The Trustees also considered comparative performance information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed the Fund’s performance relative to its Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods ended July 31, 2021. The Trustees also considered the Fund’s Morningstar performance ranking (three stars), and the Fund’s performance ranking relative to the Fund’s category selected by Lipper, Inc. for the one-, three-, five- and ten-year periods ended as of July 31, 2021.

With respect to long-term (10- and 15-year) performance, the Trustees found that the average annual total return of the Fund for the 10- and 15-year periods ended on July 31, 2021, was below the Morningstar category average for the same periods. The Trustees also considered the short- and medium-term performance of the Fund, noting that the Fund’s average annual total return for the five-year period ended on July 31, 2021 outperformed its Morningstar category average, while its return for the one- and three-year periods was below the category average.

The Trustees noted the risk-averse investment style of the Fund and other factors which can affect the Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long- term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to another Idaho municipal bond fund. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and the Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Fund and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

20	November 30, 2021	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Fund, including investment advisory services, transfer agency services, administrative and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Fund, but also recognized that Saturna Capital’s other business lines also potentially benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees.

The Trustees concluded based on their business judgement that the fees paid by the Fund to Saturna Capital were, from an arm’s-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew the Agreement of Idaho Tax-Exempt Fund with Saturna Capital.

Annual Report	November 30, 2021	21

Availability of Quarterly Portfolio Information

(1)

The Idaho Tax-Exempt Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Fund makes a complete schedule of portfolio holdings after the end of each month available at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

22	November 30, 2021	Annual Report

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2021	23

SATURNA CAPITAL
1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ending November 30, 2021, and 2020, the aggregate audit fees billed for professional services rendered by the principal accountant were $102,150 and $113,500, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2021, and 2020.

(c) Tax Fees

For the fiscal years ending November 30, 2021, and 2020, the aggregate tax fees billed for professional services rendered by the principal accountant were $23,130 and $25,700, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2021, and 2020.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2021, and 2020 were:

	Fiscal Year Ended
	November 2021	November 2020
All other fees:	$23,130	$25,700

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2021, and 2020 were:

Fiscal Year Ended
	November 2021	November 2020
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 9, 2021, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notices pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

February 14, 2022
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

February 14, 2022
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

February 14, 2022
Date

# # #